                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              / /

    Post-Effective Amendment No.  43         (File No. 333-79311)            /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.            44         (File No. 811-07355)            /X/

                        (Check appropriate box or boxes)

                       RIVERSOURCE VARIABLE ACCOUNT 10
                  (previously IDS LIFE VARIABLE ACCOUNT 10)
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                      RiverSource Life Insurance Company
                    (previously IDS Life Insurance Company)
--------------------------------------------------------------------------------
                               (Name of Depositor)

            70100 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-2237
--------------------------------------------------------------------------------

  Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

 / / immediately upon filing pursuant to paragraph (b) of Rule 485
 / / on [date] pursuant to paragraph (b)of Rule 485
 /X/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 / / as soon as practicable pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
 / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

SEPT._____, 2007

RIVERSOURCE
RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY
RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY
RETIREMENT ADVISOR 4 ACCESS(SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY: RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

    70100 Ameriprise Financial Center
    Minneapolis, MN 55474
    Telephone: (800) 862-7919
   ameriprise.com/variableannuities

              RIVERSOURCE VARIABLE ACCOUNT 10/RIVERSOURCE ACCOUNT MGA

This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor 4 Advantage Variable Annuity (RAVA 4 Advantage), the RiverSource Retirement Advisor 4 Select Variable Annuity (RAVA 4 Select), or the RiverSource Retirement Advisor 4 Access Variable Annuity (RAVA 4 Access). The information in this prospectus applies to all contracts unless stated otherwise.

Prospectuses are also available for:

o AIM Variable Insurance Funds

o AllianceBernstein Variable Products Series Fund, Inc.

o American Century Variable Portfolios, Inc

o Columbia Funds Variable Insurance Trust
  Management Trust

o Credit Suisse Trust - Service Shares

o Dreyfus Variable Investment Fund (VIT)

o Eaton Vance Variable Trust Funds

o Evergreen Variable Annuity Trust

o Fidelity(R) Variable Insurance Products - Service Class 2

o Franklin(R) Templeton(R) Variable Insurance
  Products Trust (FTVIPT) - Class 2

o Janus Aspen Series: Service Shares

o Legg Mason Variable Portfolios I, Inc.

o MFS(R) Variable Insurance Trust(SM)

o Neuberger Berman Advisers

o Oppenheimer Variable Account Funds

o PIMCO Variable Investment Trust (VIT)

o RiverSource(R) Variable Portfolio Funds

o The Universal Institutional Funds, Inc.
  Van Kampen Life Investment Trust

o Wanger Advisors Trust

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o Goldman Sachs Variable Insurance Trust (VIT)

o Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.


The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contracts other than those contained in this prospectus or the fund prospectuses.


RiverSource Life offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your financial advisor about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).


TABLE OF CONTENTS

KEY TERMS.............................................................3
THE CONTRACT IN BRIEF.................................................5
EXPENSE SUMMARY.......................................................7
CONDENSED FINANCIAL INFORMATION......................................13
FINANCIAL STATEMENTS.................................................13
THE VARIABLE ACCOUNT AND THE FUNDS...................................14

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

GUARANTEE PERIOD ACCOUNTS (GPAS).....................................17
THE FIXED ACCOUNT....................................................19
BUYING YOUR CONTRACT.................................................20
CHARGES..............................................................23
VALUING YOUR INVESTMENT..............................................30
MAKING THE MOST OF YOUR CONTRACT.....................................32
SURRENDERS...........................................................42
TSA -- SPECIAL PROVISIONS............................................43
CHANGING OWNERSHIP...................................................43
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT..................44
OPTIONAL BENEFITS....................................................45
THE ANNUITY PAYOUT PERIOD............................................62
TAXES................................................................64
VOTING RIGHTS........................................................66
SUBSTITUTION OF INVESTMENTS..........................................67
ABOUT THE SERVICE PROVIDERS..........................................67
ADDITIONAL INFORMATION...............................................69
APPENDIX A: THE FUNDS................................................70
APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA).................81
APPENDIX C: EXAMPLE -- SURRENDER CHARGES.............................83
APPENDIX D: EXAMPLE -- OPTIONAL DEATH BENEFITS.......................87
APPENDIX E: EXAMPLE -- OPTIONAL LIVING BENEFITS......................91

APPENDIX F: ADDITIONAL RMD DISCLOSURE................................94

APPENDIX G: CONDENSED FINANCIAL INFORMATION (UNAUDITED)..............95
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........125

CORPORATE CONSOLIDATION
On Dec. 31, 2006, American Enterprise Life Insurance Company and American Partners Life Insurance Company merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BAND 3 ANNUITIES: RAVA 4 Advantage and RAVA 4 Select contracts that are available for:

o current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses or domestic partners (employees),

o current or retired Ameriprise financial advisors and their spouses or domestic partners (advisors), or

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


o individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT
(EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP, subject to certain restrictions.


FIXED ACCOUNT: Our general account which includes the Regular Fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.


FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT): This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator Asset Allocation Program. This rider is not available for RAVA 4 Access.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER (GWB FOR LIFE(SM)): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at a minimum, all of your purchase payments plus any purchase payment credits. Under certain limited circumstances, it gives you the right to take limited withdrawals in each contract year until death. This rider requires participation in the Portfolio Navigator Asset Allocation Program. This rider is not available for RAVA 4 Access.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

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MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR
ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the5-Year MAV, subject to certain restrictions.


OWNER (YOU, YOUR): A natural person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a nonnatural person as the owner, "you, your" means the annuitant.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM (PN PROGRAM): This is an asset allocation program in which you are required to participate if you select the optional Accumulation Benefit rider, the optional GWB for Life rider or the optional SecureSource(SM) rider. If you do not select the Accumulation Benefit rider, the GWB for Life rider or the optional SecureSource(SM) rider, you may elect to participate in the PN program at no additional charge.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments. Purchase payment credits are not available under RAVA 4 Access contracts.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o   Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o   Roth IRAs under Section 408A of the Code

o   SIMPLE IRAs under Section 408(p) of the Code

o   Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
    Code

o   Custodial and investment only plans under Section 401(a) of the Code

o   Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code


A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.


All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefit for contract owners age 75 and under on the contract effective date at no additional cost.


RIDER: You receive a rider to your contract when you purchase the EEB, EEP, MAV, 5-Year MAV, ROPP, Accumulation Benefit, GWB for Life and/or
SecureSource(SM) rider. The rider adds the terms of the optional benefit to your contract.


RIDER EFFECTIVE DATE: The date you add a rider to your contract.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


SECURESOURCE(SM) RIDERS: This is an optional benefit that you can add to your contract for an additional charge. SecureSource - Single Life covers one person. SecureSource - Joint Life covers two spouses jointly. The benefit is intended to provide guaranteed withdrawals up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin until you have recovered, at a minimum, all of your purchase payments plus any purchase payment credits. Under certain limited circumstances, it gives you the right to take limited withdrawals in each contract year until death. These riders require participation in the Portfolio Navigator Asset Allocation program. These riders are not available for RAVA 4 Access.


SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

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SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) FIXED ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF


This prospectus describes three contracts. Each contract has different expenses. RAVA 4 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 4 Select has a three-year surrender charge schedule and has lower mortality and expense risk fees than RAVA 4 Access. RAVA 4 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, and has the lowest mortality and expense risk fees of the three contracts. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.


PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

o "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees

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   and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

o Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

o Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 64)

o Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

o How long you plan to keep your contract: variable annuities are not short-term liquid investments. RAVA 4 Advantage and RAVA 4 Select contracts have surrender charges. RAVA 4 Access contract does not have a surrender charge schedule, but it has a higher mortality and expense risk fees than RAVA 4 Advantage and RAVA 4 Select. All contracts offer an annuity payout plan called Annuity Payout Plan E, which imposes a surrender charge only if you elect to surrender remaining variable payouts available under Annuity Payout Plan E. (p. 26) Does the contract meet your current and anticipated future needs for liquidity?

o If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?

o The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (p. 23)

o How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (p. 64)

o Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

o Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. 37)


Your financial advisor will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. 22)

FREE LOOK PERIOD: You may return your contract to your financial advisor or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among the:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 14)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 17)

o the regular fixed account, which earns interest at rates that we adjust periodically. Purchase payment allocations to the regular fixed account may be subject to special restrictions. For RAVA 4 Access contracts, you cannot select the regular fixed account unless it is included in the PN program model portfolio (model portfolio) you selected. (p. 19)

o  the Special DCA fixed account, when available. (p. 19)

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. GPAs and regular fixed account transfers are subject to special restrictions. (p. 37)

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 42)

BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. 44)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a PN model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (p. 45)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the regular fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. 62)

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA 4 ADVANTAGE:

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*

             SEVEN-YEAR SCHEDULE                            TEN-YEAR SCHEDULE*
  NUMBER OF COMPLETED                            NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
   PURCHASE PAYMENT           PERCENTAGE          PURCHASE PAYMENT           PERCENTAGE

          0                       7%                      0                      8%
          1                       7                       1                      8
          2                       7                       2                      8
          3                       6                       3                      7
          4                       5                       4                      7
          5                       4                       5                      6
          6                       2                       6                      5
          7+                      0                       7                      4
                                                          8                      3
                                                          9                      2
                                                         10+                     0

* In Alaska, Arizona, Connecticut, Georgia, Hawaii, Illinois, Iowa, Minnesota,
Mississippi, Montana, North Carolina, Oregon, Utah and Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, surrender charges are waived after the tenth contract anniversary.

SURRENDER CHARGE FOR RAVA 4 SELECT (EXCEPT TEXAS):

(Contingent deferred sales load as a percentage of purchase payment surrendered)

 YEARS FROM          SURRENDER CHARGE
CONTRACT DATE           PERCENTAGE

      1                      7%
      2                      7
      3                      7
      Thereafter             0

SURRENDER CHARGE FOR RAVA 4 SELECT IN TEXAS:

(Contingent deferred sales load as a percentage of purchase payment surrendered)

  NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE
    PURCHASE PAYMENT          PERCENTAGE

           0                      8%
           1                      7
           2                      6
           Thereafter             0

There are no surrender charges after the third contract anniversary.

SURRENDER CHARGE FOR RAVA 4 ACCESS:   0%


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

Maximum: $50*  Current: $30

(We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

OPTIONAL RIDER FEES
OPTIONAL DEATH BENEFITS
(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

ROPP RIDER FEE                             Maximum: 0.30%  Current: 0.20%
MAV RIDER FEE                              Maximum: 0.35%  Current: 0.25%
5-YEAR MAV RIDER FEE                       Maximum: 0.20%  Current: 0.10%
EEB RIDER FEE                              Maximum: 0.40%  Current: 0.30%
EEP RIDER FEE                              Maximum: 0.50%  Current: 0.40%

OPTIONAL LIVING BENEFITS

ACCUMULATION BENEFIT RIDER FEE             Maximum: 2.50%  Current: 0.60%

(Charged annually as a percentage of contract value or the minimum contract accumulation value, whichever is greater. The fee applies only if you elect the optional rider.)

GWB FOR LIFE RIDER FEE                     Maximum: 1.50%  Current: 0.65%

(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)


SECURESOURCE(SM) - SINGLE LIFE RIDER FEE   Maximum: 1.50%  Current: 0.65%

SECURESOURCE(SM) - JOINT LIFE RIDER FEE    Maximum: 1.75%  Current: 0.85%

(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)


ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value)

MORTALITY AND EXPENSE RISK FEE:         RAVA 4 ADVANTAGE      RAVA 4 SELECT      RAVA 4 ACCESS
FOR NONQUALIFIED ANNUITIES                    1.05%               1.30%              1.45%
FOR QUALIFIED ANNUITIES                        .85%               1.10%              1.25%


ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2006, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                  MINIMUM   MAXIMUM

Total expenses before fee waivers and/or expense reimbursements    0.51%     2.89%

(a) Each fund deducts management fees and other expenses from fund assets.
Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                              GROSS        TOTAL
                                                                MANAGEMENT     12b-1       OTHER        ANNUAL
                                                                   FEES        FEES       EXPENSES     EXPENSES
AIM V.I. Capital Appreciation Fund, Series II Shares               0.61%       0.25%       0.30%**    1.16%(1)
AIM V.I. Capital Development Fund, Series II Shares                0.75        0.25        0.35**     1.35(1),(2)
AIM V.I. Financial Services Fund, Series II Shares                 0.75        0.25        0.38**     1.38(1)
AIM V.I. Global Health Care Fund, Series II Shares                 0.75        0.25        0.36**     1.36(1)
AIM V.I. International Growth Fund, Series II Shares               0.72        0.25        0.39**     1.36(1)
AllianceBernstein VPS Global Technology Portfolio (Class B)        0.75        0.25        0.18       1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)        0.55        0.25        0.06       0.86
AllianceBernstein VPS International Value Portfolio (Class B)      0.75        0.25        0.10       1.10
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)         0.75        0.25        0.08       1.08
American Century VP Mid Cap Value, Class II                        0.90        0.25          --       1.15
American Century VP Ultra(R), Class II                             0.90        0.25          --       1.15
American Century VP Value, Class II                                0.83        0.25          --       1.08
Columbia High Yield Fund, Variable Series, Class B                 0.55        0.25        0.32       1.12(3)
Columbia Marsico Growth Fund, Variable Series, Class A             0.74          --        0.27       1.01(3)


                                      11


Columbia Marsico International Opportunities Fund, Variable Series, Class B          0.80        0.25        0.32       1.37(3)
Credit Suisse Trust - Commodity Return Strategy Portfolio                            0.50        0.25        0.51       1.26(4)
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares      0.75        0.25        0.28       1.28
Dreyfus Variable Investment Fund International Value Portfolio, Service Shares       1.00        0.25        0.19       1.44(5)
Eaton Vance VT Floating-Rate Income Fund                                             0.57        0.25        0.37       1.19
Evergreen VA Fundamental Large Cap Fund - Class 2                                    0.57        0.25        0.18**     1.00
Evergreen VA International Equity Fund - Class 2                                     0.40        0.25        0.28**     0.93
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                              0.57        0.25        0.09       0.91
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                    0.57        0.25        0.11       0.93
Fidelity(R) VIP Overseas Portfolio Service Class 2                                   0.72        0.25        0.16       1.13
FTVIPT Franklin Global Real Estate Securities Fund - Class 2                         0.47        0.25        0.03       0.75(6)
(previously FTVIPT Franklin Real Estate Fund - Class 2)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                            0.51        0.25        0.20**     0.96(7)
FTVIPT Mutual Shares Securities Fund - Class 2                                       0.60        0.25        0.21       1.06

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS* (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                        GROSS       TOTAL
                                                                                  MANAGEMENT  12b-1     OTHER       ANNUAL
                                                                                     FEES     FEES     EXPENSES    EXPENSES

 Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares                0.65%      --%     0.07%     0.72%(8)
 Janus Aspen Series Large Cap Growth Portfolio: Service Shares                       0.64     0.25      0.05**    0.94
 Legg Mason Partners Variable Small Cap Growth Portfolio, Class I                    0.75       --      0.21**    0.96
 MFS(R) Investors Growth Stock Series - Service Class                                0.75     0.25      0.12      1.12
 MFS(R) Total Return Series - Service Class                                          0.75     0.25      0.10      1.10(9)
 MFS(R) Utilities Series - Service Class                                             0.75     0.25      0.11      1.11
 Neuberger Berman Advisers Management Trust International Portfolio (Class S)        1.15     0.25      0.27      1.67(10)
 Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)  0.85     0.25      0.09      1.19(11)
 Oppenheimer Global Securities Fund/VA, Service Shares                               0.62     0.25      0.04**    0.91(12)
 Oppenheimer Main Street Small Cap Fund/VA, Service Shares                           0.72     0.25      0.03**    1.00(12)
 Oppenheimer Strategic Bond Fund/VA, Service Shares                                  0.62     0.25      0.02**    0.89(12)
 Oppenheimer Value Fund/VA, Service Shares                                           0.75     0.24      1.90**    2.89(12)
 PIMCO VIT All Asset Portfolio, Advisor Share Class                                  0.18     0.25      0.86**    1.29

                                      12


 RiverSource(R) Variable Portfolio - Balanced Fund                                   0.56     0.13      0.15**    0.84(13),(14)
 RiverSource(R) Variable Portfolio - Cash Management Fund                            0.33     0.13      0.14      0.60(13)
 RiverSource(R) Variable Portfolio - Core Bond Fund                                  0.48     0.13      0.32**    0.93(13),(15)
 RiverSource(R) Variable Portfolio - Diversified Bond Fund                           0.46     0.13      0.15**    0.74(13)
 RiverSource(R) Variable Portfolio - Diversified Equity Income Fund                  0.64     0.13      0.14**    0.91(13),(14)
 RiverSource(R) Variable Portfolio - Emerging Markets Fund                           1.13     0.13      0.25**    1.51(13),(14)
 RiverSource(R) Variable Portfolio - Fundamental Value Fund                          0.72     0.13      0.17**    1.02(13),(14),(15)
 RiverSource(R) Variable Portfolio - Global Bond Fund                                0.70     0.13      0.17**    1.00(13)
 RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund      0.44     0.13      0.15**    0.72(13),(15)
 RiverSource(R) Variable Portfolio - Growth Fund                                     0.71     0.13      0.17**    1.01(13),(14)
 RiverSource(R) Variable Portfolio - High Yield Bond Fund                            0.59     0.13      0.16**    0.88(13)
 RiverSource(R) Variable Portfolio - Income Opportunities Fund                       0.61     0.13      0.16**    0.90(13),(15)
 RiverSource(R) Variable Portfolio - International Opportunity Fund                  0.76     0.13      0.19**    1.08(13),(14)
 RiverSource(R) Variable Portfolio - Large Cap Equity Fund                           0.57     0.13      0.13**    0.83(13),(14)
 RiverSource(R) Variable Portfolio - Large Cap Value Fund                            0.60     0.13      0.50**    1.23(13),(15)
 RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                             0.60     0.13      0.15**    0.88(13),(14),(15)
 RiverSource(R) Variable Portfolio - Mid Cap Value Fund                              0.72     0.13      0.22**    1.07(13),(14),(15)
 RiverSource(R) Variable Portfolio - S&P 500 Index Fund                              0.22     0.13      0.16**    0.51(13),(15)
 RiverSource(R) Variable Portfolio - Select Value Fund                               0.72     0.13      0.37**    1.22(13),(14),(15)
 RiverSource(R) Variable Portfolio - Short Duration U.S. Government Fund             0.48     0.13      0.16**    0.77(13)
 RiverSource(R) Variable Portfolio - Small Cap Advantage Fund                        0.72     0.13      0.23**    1.08(13),(14)
 RiverSource(R) Variable Portfolio - Small Cap Value Fund                            1.00     0.13      0.19**    1.32(13),(14),(15)
 Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares                0.56     0.25      0.03      0.84

                                      13


 Van Kampen UIF Global Real Estate Portfolio, Class II Shares                        0.85     0.35      0.66      1.86(16)
 Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares                            0.75     0.35      0.31      1.41(16)
 Wanger International Small Cap                                                      0.91       --      0.10      1.01
 Wanger U.S. Smaller Companies                                                       0.90       --      0.05      0.95
 Wells Fargo Advantage VT Opportunity Fund                                           0.73     0.25      0.20**    1.18(17)
 Wells Fargo Advantage VT Small Cap Growth Fund                                      0.75     0.25      0.23**    1.23(17)

* The Funds provided the information on their expenses and we have not independently verified the information.

** "Other expenses" may include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. This expense limitation is in effect through at least April 30, 2008.

(2) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.34% for AIM V.I. Capital
    Development Fund, Series II Shares.

(3) The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. The Fund's Investment Adviser and Distributor have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses (subject to certain exclusions) through April 30, 2008. After fee waivers and expense reimbursements net expenses would be 0.66% for Columbia High Yield Fund, Variable Series,
    Class B. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.

(5) The Dreyfus Corporation has agreed, until Dec. 31, 2007, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 1.40% for Dreyfus
    Variable Investment Fund International Value Portfolio, Service Shares.

(6) The Fund's fees and expenses have been restated as if the Fund's new investment management and fund administration agreements had been in place for the fiscal year ended Dec. 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

(7) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
    After fee reductions net expenses would be 0.93% for FTVIPT Franklin Small
    Cap Value Securities Fund - Class 2.

(8) "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed in the table above. The
    Investment Adviser has voluntarily agreed to limit "Other expenses"
    (subject to certain exclusions) to the extent that such expenses exceed, on an annual basis, 0.044% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund -

                                      14


     Institutional Shares. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval.

(9)  The Fund's management fee as set forth in its Investment Advisory
     Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. For the Fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the Fund's Board of Trustees.

(10) Class S shares of the International Portfolio have a redemption fee of 1.00% for exchanges or redemptions on shares held less than 60 days. The redemption fee is paid to the Portfolio.

(11) Neuberger Berman Management Inc. ("NBMI") has undertaken through Dec. 31,
     2010, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation.

(12) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2006, the transfer agent fees did not exceed this expense limitation. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional
     Money Market Fund. After fee waivers and expense reimbursements, the net expenses would have been 0.88% for Oppenheimer Strategic Bond Fund/VA, Service Shares.

(13) The Fund's expense figures are based on actual expenses for the four month period ended Dec. 31, 2006, adjusted to an annual basis.

(14) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for RiverSource(R)
     Variable Portfolio - Fundamental Value Fund, 0.10% for RiverSource(R)
     Variable Portfolio - Mid Cap Growth Fund, 0.06% for RiverSource(R)
     Variable Portfolio - Select Value Fund and 0.07% for RiverSource(R)
     Variable Portfolio - Small Cap Advantage Fund. Includes the impact of a performance incentive adjustment that increased the management fee by 0.04% for RiverSource(R) Variable Portfolio - Balanced Fund, 0.07% for
     RiverSource(R) Variable Portfolio - Diversified Equity Income Fund, 0.04% for RiverSource(R) Variable Portfolio - Emerging Markets Fund, 0.11% for
     RiverSource(R) Variable Portfolio - Growth Fund, 0.01% for RiverSource(R)
     Variable Portfolio - International Opportunity Fund, 0.01% for
     RiverSource(R) Variable Portfolio - Large Cap Equity Fund, 0.02% for
     RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.05% for
     RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(15) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.83% for RiverSource(R) Variable Portfolio - Core Bond Fund,
     1.07% for RiverSource(R) Variable Portfolio - Fundamental Value Fund,
     0.72% for RiverSource(R) Variable Portfolio - Global Inflation Protected
     Securities Fund, 0.99% for RiverSource(R) Variable Portfolio - Income
     Opportunities Fund, 1.05% for RiverSource(R) Variable Portfolio - Large
     Cap Value Fund, 1.00% for RiverSource(R) Variable Portfolio - Mid Cap
     Growth Fund, 1.08% for RiverSource(R) Variable Portfolio - Mid Cap Value
     Fund, 0.495% for RiverSource(R) Variable Portfolio - S&P 500 Index Fund,
     1.00% for RiverSource(R) Variable Portfolio - Select Value Fund and 1.20% for RiverSource(R) Variable Portfolio - Small Cap Value Fund.

(16) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion of or all of its management fee and/or reimburse expenses to the extent necessary to limit total annual operating expenses (subject

                                      15


     to certain exclusions). Additionally, the distributor has agreed to voluntarily waive a portion of the 12b-1 fee for Class II shares. After these fee waivers/reimbursements, net expenses would have been 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares and 1.15% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares.

(17) The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.07% for Wells Fargo Advantage VT Opportunity Fund and 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV, EEP and Accumulation Benefit(2), if available. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR      3 YEARS     5 YEARS    10 YEARS    1 YEAR    3 YEARS     5 YEARS    10 YEARS
RAVA 4 ADVANTAGE
With a ten-year surrender charge
  schedule(3)                           $1,538.82   $2,963.95   $4,221.82   $6,842.71   $738.82  $2,163.95   $3,521.82   $6,642.71
RAVA 4 ADVANTAGE
With a seven-year surrender charge
  schedule                               1,438.82    2,863.95    4,021.82    6,642.71    738.82   2,163.95    3,521.82    6,642.71
RAVA 4 SELECT                            1,465.57    2,936.26    3,629.88    6,802.68    765.57   2,236.26    3,629.88    6,802.68
RAVA 4 SELECT - TEXAS                    1,565.57    2,836.26    3,629.88    6,802.68    765.57   2,236.26    3,629.88    6,802.68
RAVA 4 ACCESS                              525.11    1,571.37    2,612.39    5,192.14    525.11   1,571.37    2,612.39    5,192.14

                                                                                          IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY                        1 YEAR      3 YEARS     5 YEARS    10 YEARS    1 YEAR    3 YEARS     5 YEARS    10 YEARS
RAVA 4 ADVANTAGE

With a ten-year surrender charge
  schedule(3)                           $1,518.32   $2,908.26   $4,138.16   $6,717.05   $718.32  $2,108.26   $3,438.16   $6,517.05

RAVA 4 ADVANTAGE
With a seven-year surrender charge
  schedule                               1,418.32    2,808.26    3,938.16    6,517.05    718.32   2,108.26    3,438.16    6,517.05
RAVA 4 SELECT                            1,445.07    2,880.89    3,547.19    6,680.50    745.07   2,180.89    3,547.19    6,680.50
RAVA 4 SELECT - TEXAS                    1,545.07    2,780.89    3,547.19    6,680.50    745.07   2,180.89    3,547.19    6,680.50
RAVA 4 ACCESS                              504.61    1,513.13    2,520.71    5,035.63    504.61   1,513.13    2,520.71    5,035.63

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                          IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                IF YOU SURRENDER YOUR CONTRACT           OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR      3 YEARS     5 YEARS    10 YEARS    1 YEAR    3 YEARS     5 YEARS    10 YEARS
RAVA 4 ADVANTAGE

With a ten-year surrender charge
  schedule(3)                           $  961.75   $1,301.83   $1,565.32   $2,087.23   $161.75  $  501.83   $  865.32   $1,887.23

RAVA 4 ADVANTAGE
With a seven-year surrender charge
  schedule                                 861.75    1,201.83    1,365.32    1,887.23    161.75     501.83      865.32    1,887.23
RAVA 4 SELECT                              888.50    1,283.29    1,003.06    2,172.39    188.50     583.29    1,003.06    2,172.39
RAVA 4 SELECT - TEXAS                      988.50    1,183.29    1,003.06    2,172.39    188.50     583.29    1,003.06    2,172.39
RAVA 4 ACCESS                              204.28      631.15    1,083.64    2,337.26    204.28     631.15    1,083.64    2,337.26

                                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                IF YOU SURRENDER YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY                        1 YEAR      3 YEARS     5 YEARS    10 YEARS    1 YEAR    3 YEARS     5 YEARS    10 YEARS
RAVA 4 ADVANTAGE

With a ten-year surrender charge
  schedule(3)                           $  941.25   $1,239.12   $1,458.75   $1,863.72   $141.25  $  439.12   $  758.75   $1,663.72

RAVA 4 ADVANTAGE
With a seven-year surrender charge
  schedule                                 841.25    1,139.12    1,258.75    1,663.72    141.25     439.12      758.75    1,663.72
RAVA 4 SELECT                              868.00    1,220.91      897.65    1,954.53    168.00     520.91      897.65    1,954.53
RAVA 4 SELECT - TEXAS                      968.00    1,120.91      897.65    1,954.53    168.00     520.91      897.65    1,954.53
RAVA 4 ACCESS                              183.78      568.97      978.89    2,122.66    183.78     568.97      978.89    2,122.66

(1) In these examples, the contract administrative charge is approximated as a .018% charge for RAVA 4 Advantage, a .029% charge for RAVA 4 Select, a
     .029% for RAVA 4 Select - Texas, and .033% for RAVA 4 Access. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

(3)  In Alaska, Arizona, Connecticut, Georgia, Hawaii, Illinois, Iowa,
     Minnesota, Mississippi, Montana, North Carolina, Oregon, Utah and
     Washington, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts in Appendix G.

We do not include any condensed financial information for subaccounts that are new and did not have any activity as of the financial statement date.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives and policies, investment advisers and subadvisers, please see Appendix A.

o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

o ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

o FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


o  REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
   INTEREST: We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments),
     one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Portfolio Funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2006.

     Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

     The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:


o Compensating, training and educating financial advisors who sell the contracts.

o Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

o Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.


o Providing sub-transfer agency and shareholder servicing to contract owners.

o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

o Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

o    Subaccounting, transaction processing, recordkeeping and administration.

o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

     o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

     o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

     o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

     o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs may not be available for contracts in some states. GPAs are not available if the GWB for Life, SecureSource(SM), Accumulation Benefit, or PN program is selected.


Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a model portfolio includes one or more GPAs, the required minimum does not apply.) These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Minnesota Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.


We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:



o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


o Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;


o Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

o Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the regular fixed account, or surrender the contract value (subject to applicable surrender provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value to the one year GPA. Any new GPA, whether it is one you choose or an automatic transfer to a one year GPA, will be subject to an MVA as described below.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including withdrawals under the GWB for Life rider, SecureSource(SM) rider or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

o amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

o amounts surrendered from the GPA within 30 days prior to the end of the Guarantee Period;

o automatic rebalancing under any PN program model portfolio we offer which includes one or more GPAs. However, an MVA may apply if you transfer to a new PN program model portfolio;

o amounts applied to an annuity payout plan while a PN program model portfolio including one or more GPAs is in effect;

o reallocation of your contract value according to an updated PN program model portfolio;

o    amounts surrendered for fees and charges; and

o    amounts we pay as death claims.

When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

      IF YOUR GPA RATE IS:                                       THE MVA IS:

      Less than the new GPA rate + 0.10%                           Negative
      Equal to the new GPA rate + 0.10%                                Zero
      Greater than the new GPA rate + 0.10%                        Positive

For an example, see Appendix B.

THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE REGULAR FIXED ACCOUNT

For RAVA 4 Advantage and RAVA 4 Select, unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the regular fixed account. For RAVA 4 Access contracts, you cannot allocate purchase payments to the regular fixed account unless it is included in the PN program model portfolio you selected. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. We reserve the right to limit purchase payment allocations to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the regular fixed account.)

THE SPECIAL DCA FIXED ACCOUNT

 You also may allocate purchase payments and purchase payment credits to the Special DCA fixed account, when available. The Special DCA fixed account is available for new purchase payments. The value of the Special DCA fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb.
29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA fixed account. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA fixed account.)

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our home office. You may buy RAVA 4 Advantage, RAVA 4 Select or RAVA 4 Access. Each contract has different mortality and expense risk fees. RAVA 4 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 4 Select has a three-year surrender charge schedule and lower mortality and expense risk fees then RAVA 4 Access. RAVA 4 Advantage offers a choice of a seven-year or ten-year surrender charge schedule and the lowest mortality and expense risk fees of the three contracts. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.

When you apply, you may select among the following (if available in your state):

o GPAs(1), the regular fixed account(2), subaccounts and/or the Special DCA fixed account in which you want to invest;

o    how you want to make purchase payments;

o    a beneficiary;

o under RAVA 4 Advantage, the length of the surrender charge period (seven or ten years)(3);

o    the optional PN program;

o    one of the following optional death benefits:

     o    ROPP Death Benefit(4);

     o    MAV Death Benefit(4);

     o    5-Year MAV Death Benefit(4);

     o    EEB Death Benefit(4);

     o    EEP Death Benefit(4); and

o under RAVA 4 Advantage and RAVA 4 Select, one of the following optional living benefits that require the use of the PN program:


     o    Accumulation Benefit rider(5);

     o    GWB for Life rider(5); or

     o    SecureSource(SM) rider(5).

(1) GPAs are not available if the GWB for Life, SecureSource(SM), or Accumulation Benefit riders are selected.


(2) For RAVA 4 Access contracts, you cannot select the regular fixed account unless it is included in a PN program model portfolio you selected.

(3) In Alaska, Arizona, Connecticut, Georgia, Hawaii, Illinois, Iowa, Minnesota, Mississippi, Montana, North Carolina, Oregon, Utah and Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, we waive surrender charges after the tenth contract anniversary.

(4) You may select any one of the ROPP, MAV, 5-Year MAV, EEB or EEP riders or certain combinations thereof. You may select the MAV and either the EEB or the EEP. You may select the 5-Year MAV and either the EEB or the EEP. You cannot select both the EEB and EEP. You cannot select both the MAV and 5-Year MAV. The MAV, EEB, EEP and 5-Year MAV are only available if you are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange. ROPP is only available if you are76 or older at the rider effective date. ROPP is included in the standard death benefit if you are 75 or younger.


(5) You may select either the Accumulation Benefit or the GWB for Life or SecureSource(SM) rider. The Accumulation Benefit, GWB for Life, and SecureSource(SM) - Single Life riders are only available if you are 80 or younger at the rider effective date. SecureSource(SM) - Joint Life rider is available if both covered spouses are 80 or younger.

The contracts provide for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the regular fixed account and/or to the Special DCA fixed account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the regular fixed account. For RAVA 4 Access contracts, purchase payment credits are not available and you cannot allocate purchase payments to the regular fixed account unless it is included in a PN program model portfolio you selected. (See "Purchase Payments.")

If your application is complete, we will process it and apply your purchase payment and purchase payment credits to the GPAs, the regular fixed account, the Special DCA fixed account and/or subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE
Annuity payouts are scheduled to begin on the settlement date. When we process your application, we will establish the settlement date as the maximum age (or contract anniversary, if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the settlement date must be:

o    no earlier than the 60th day after the contract's effective date; and

o no later than your 90th birthday or the tenth contract anniversary, if purchased after age 80.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the settlement date generally must be:

o for IRAs, by April 1 of the year following the calendar year when you reach age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when you reach age 70 1/2, or, if later, retire (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as your 90th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for these contracts.

BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS*
MINIMUM ALLOWABLE PURCHASE PAYMENTS**

If paying by installments under a scheduled payment plan:
   $23.08 biweekly, or
   $50 per month

                                                RAVA 4 ADVANTAGE     RAVA 4 SELECT     RAVA 4 ACCESS

If paying by any other method:
   initial payment for qualified annuities           $1,000             $ 2,000           $ 2,000
   initial payment for nonqualified annuities         2,000              10,000            10,000
   for any additional payments                           50                  50                50

* RAVA 4 ADVANTAGE AND RAVA 4 SELECT BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and home office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.

** Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS*** (without home office approval) based on your age on the effective date of the contract:

                                                RAVA 4 ADVANTAGE     RAVA 4 SELECT     RAVA 4 ACCESS
For the first year:
   through age 85                                   $999,999            $999,999          $999,999
   for ages 86 to 90                                 100,000             100,000           100,000
For each subsequent year:
   through age 85                                    100,000             100,000           100,000
   for ages 86 to 90                                  50,000              50,000            50,000


*** These limits apply in total to all RiverSource Life annuities you own. These limits do not apply to contracts in New Jersey. We reserve the right to increase maximum limits. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative purchase payments for contracts with the GWB for Life or SecureSource(SM) rider, subject to state restrictions. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date and each elective step up of the Accumulation Benefit rider.


Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.

We reserve the right to not accept purchase payments allocated to the regular fixed account for twelve months following either:

1.   a partial surrender from the regular fixed account; or

2.   a lump sum transfer from the regular fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

1    BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2    BY SCHEDULED PAYMENT PLAN

We can help you set up:

o an automatic payroll deduction, salary reduction or other group billing arrangement; or

o    a bank authorization.

PURCHASE PAYMENT CREDITS
PURCHASE PAYMENT CREDITS ARE NOT AVAILABLE FOR RAVA 4 ACCESS.

FOR RAVA 4 ADVANTAGE: we add a credit to your contract in the amount of:

o    1% of each purchase payment received:

     -- if you elect the ten-year surrender charge schedule for your contract* and the initial purchase payment is under $100,000; or

     -- if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

o 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

FOR RAVA 4 ADVANTAGE - BAND 3: we add a credit to your contract in the amount of:

o    2% of each purchase payment received:

     -- if you elect the seven-year surrender charge schedule for your contract.

o    3% of each purchase payment received

     -- if you elect the ten-year surrender charge schedule for your contract*.

Surrender charges under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender before year ten. We pay for the credits under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA 4 SELECT: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.

FOR RAVA 4 SELECT - BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA 4 Select and RAVA 4 Select - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA 4 Select and RAVA 4 Select - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief - Free look period.")

We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a lump sum death benefit, surrender payment, or your settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit payment under this contract; (2) a request for surrender charge waiver due to Hospital or Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

* For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a lump sum death benefit, includes purchase payment credits applied within twelve months preceding the date of death.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. The contract administrative charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*

We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:

                                                    RAVA 4 ADVANTAGE    RAVA 4 SELECT    RAVA 4 ACCESS

For nonqualified annuities                                1.05%             1.30%            1.45%
For qualified annuities                                    .85%             1.10%            1.25%

This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the GPAs, the regular fixed account or the Special DCA fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner lives and no matter how long our entire group of owners live. If, as a group, owners outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 4 Advantage or RAVA 4 Select, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA 4 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 4 Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. There is no surrender charge for RAVA 4 Access. The surrender charge percentages that apply to you are shown in your contract.


You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the GWB for Life rider or SecureSource(SM) rider:

CONTRACTS WITHOUT GWB FOR LIFE RIDER OR SECURESOURCE(SM) RIDER


The TFA is the greater of:
o    10% of the contract value on the prior contract anniversary*; or
o    current contract earnings.


CONTRACTS WITH GWB FOR LIFE RIDER OR SECURESOURCE(SM) RIDER


The TFA is the greatest of:
o    10% of the contract value on the prior contract anniversary*;
o    current contract earnings;
o    the Remaining Benefit Payment; or

o    the Remaining Annual Lifetime Payment.

* We consider all purchase payments received and any purchase payment credit applied prior to your surrender request to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account or the Special DCA fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA 4 ADVANTAGE:

For purposes of calculating any surrender charge under RAVA 4 Advantage, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

             SEVEN-YEAR SCHEDULE                            TEN-YEAR SCHEDULE*
  NUMBER OF COMPLETED                            NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
   PURCHASE PAYMENT           PERCENTAGE          PURCHASE PAYMENT           PERCENTAGE

          0                       7%                      0                      8%
          1                       7                       1                      8
          2                       7                       2                      8
          3                       6                       3                      7
          4                       5                       4                      7
          5                       4                       5                      6
          6                       2                       6                      5
          7+                      0                       7                      4
                                                          8                      3
                                                          9                      2
                                                         10+                     0

*    In Alaska, Arizona, Connecticut, Georgia, Hawaii, Illinois, Iowa,
     Minnesota, Mississippi, Montana, North Carolina, Oregon, Utah and
     Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, we waive surrender charges after the tenth contract anniversary. Surrender charges may vary by state based on your age at contract issue.

SURRENDER CHARGE UNDER RAVA 4 SELECT (EXCEPT TEXAS):

For purposes of calculating any surrender charge under RAVA 4 Select, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

     CONTRACT YEAR        SURRENDER CHARGE PERCENTAGE

          1                            7%
          2                            7
          3                            7
          Thereafter                   0

SURRENDER CHARGE UNDER RAVA 4 SELECT IN TEXAS:

For purposes of calculating any surrender charge under RAVA 4 Select in Texas, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

      NUMBER OF COMPLETED YEARS
FROM DATE OF EACH PURCHASE PAYMENT    SURRENDER CHARGE PERCENTAGE

                 0                                8%
                 1                                7
                 2                                6
                 Thereafter                       0

3.   There are no surrender charges after the third contract anniversary.

SURRENDER CHARGE UNDER RAVA 4 ACCESS:
There is no surrender charge if you surrender all or part of your contract.

PARTIAL SURRENDERS:

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge.

For an example, see Appendix C.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES
We do not assess surrender charges for:

o    surrenders of any contract earnings;

o surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


o if you elected the GWB for Life or SecureSource(SM) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


o amounts surrendered after the tenth contract anniversary in Alabama and Massachusetts;

o required minimum distributions from a qualified annuity provided the amount is no greater than the RMD amount calculated under your specific contract, currently in force;

o contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;

o    amounts we refund to you during the free look period*;

o    death benefits*;


o surrenders you make under your contract's "Waiver of Surrender Charges for Hospital or Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for the prior 60 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and


o surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision.*To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed after the contract issue date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

ACCUMULATION BENEFIT RIDER FEE

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.60% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this fee among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA fixed account. Such fee is only deducted from any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Benefit rider, you may not cancel it and the fee will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Benefit rider charge does not vary with the model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider fee for each model portfolio. The Accumulation Benefit rider fee will not exceed a maximum charge of 2.50%.

We will not change the Accumulation Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you elect to change your model portfolio after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio, the increase in fees we charge for this rider will become effective on the contract anniversary following your change of model portfolio. Any model portfolio changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the event you change your model portfolio twice in the same contract year (see "Portfolio Navigator Asset Allocation Program"), the fee we charge for this rider will be the greatest fee applicable to any model portfolio which you have selected during the contract year.

If you choose the Elective Step Up or change your model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your model portfolio. For Elective Step Ups, this change will be in effect for the entire contract year.

The fee does not apply after annuity payouts begin.


(1) Available if you are 80 or younger at the rider effective date. You must select a model portfolio with this rider (see "Portfolio Navigator Asset Allocation Program"). Not available with GWB for Life or SecureSource(SM) riders.


GWB FOR LIFE RIDER FEE
We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.65% of the greater of the contract anniversary value or the remaining benefit amount (RBA). We prorate this fee among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.


(1) Available if you are 80 or younger at the rider effective date. You must select a model portfolio with this rider (see "Portfolio Navigator Asset Allocation Program").


Once you elect the GWB for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently, the GWB for Life rider charge does not vary with the PN program model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The GWB for Life rider charge will not exceed a maximum charge of 1.50%.

We will not change the GWB for Life rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your PN program model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your PN program model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you chose the elective spousal continuation step up or change your model portfolio after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio, the increase in fees we charge for this rider will become effective on the contract anniversary following your change. Any changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you change your model portfolio more than once in the same contract year (see "Portfolio Navigator Asset Allocation Program"), the fee we charge for this rider will be the greatest fee applicable to any model portfolio which you have selected during the contract year.

If you chose the elective step up, you will pay the fee in effect on the valuation date we receive your written request to step up. If you chose an elective step up on the first contract anniversary, any increase in fees we charge for this rider for the Step up will not become effective until the third contract year. In the event of more than one change in model portfolio and/or elective step up occurring in the same contract year, the fee we charge for this rider will be the highest fee applicable to any of these changes.

The fee does not apply after annuity payouts begin.


SECURESOURCE(SM) RIDER FEE
We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it(1) as follows:

o    SecureSource(SM) - Single Life rider, 0.65%;

o    SecureSource(SM) - Joint Life rider, 0.85%.

We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.

Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio.
The SecureSource(SM) - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource(SM) - Joint Life rider charge will not exceed a maximum charge of 1.75%.

We will not change the SecureSource(SM) rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

(1) For Single Life, available if you are 80 or younger at the rider effective date. For Joint Life, available if you and your spouse are 80 or younger at the rider effective date. You must select a model portfolio with this rider (see "Portfolio Navigator Asset Allocation Program").


ROPP RIDER FEE
We charge a fee for this optional feature only if you select it.(2) If selected, we deduct an annual fee of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(2) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost. May not be available in all states.

MAV RIDER FEE
We charge a fee for this optional feature only if you select it.(3) If selected, we deduct an annual fee of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(3) Available if you are 75 or younger at the rider effective date. Not available with the 5-Year MAV. May not be available in all states.

5-YEAR MAV RIDER FEE
We charge a fee for this optional feature only if you select it.(4) If selected, we deduct an annual fee of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(4) Available if you are 75 or younger at the rider effective date. Not available with the MAV. May not be available in all states.

EEB RIDER FEE
We charge a fee for this optional feature only if you select it. (5) If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(5) Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.

EEP RIDER FEE
We charge a fee for this optional feature only if you select it.(6) If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.

If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(6) Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.

RIDER COMBINATION DISCOUNT
A fee discount of 0.05% applies if you purchase the 5-Year MAV with either the EEB or EEP. A fee discount of 0.10% applies if you purchase the MAV with either the EEB or EEP.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

o the sum of your purchase payments and purchase payment credits allocated to the GPA;

o plus any amounts transferred to the GPA from the regular fixed account or subaccounts;

o    plus interest credited;

o minus any amounts transferred from the GPA to the regular fixed account or any subaccount;

o    minus any amounts deducted for charges or surrenders;

o    plus or minus any applicable MVA; and/or

o minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.

REGULAR FIXED ACCOUNT
We value the amounts you allocate to the regular fixed account directly in dollars. The regular fixed account value equals:

o the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the regular fixed account;

o    plus interest credited;

o minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

o    minus any prorated portion of the contract administrative charge;

o    minus any prorated portion of the ROPP rider fee (if selected);

o    minus any prorated portion of the MAV rider fee (if selected);

o    minus any prorated portion of the 5-Year MAV rider fee (if selected);

o    minus any prorated portion of the EEB rider fee (if selected);

o    minus any prorated portion of the EEP rider fee (if selected);


o minus any prorated portion of the Accumulation Benefit rider fee (if selected)*;

o    minus any prorated portion of the GWB for Life rider fee (if selected)*;
     and

o minus any prorated portion of the SecureSource(SM) rider fee (if selected).


* The fee can only be deducted from the subaccounts in Washington.

SPECIAL DCA FIXED ACCOUNT
We value the amounts you allocate to the Special DCA fixed account directly in dollars. The Special DCA fixed account value equals:

o the sum of your purchase payments and purchase payment credits allocated to the Special DCA fixed account;

o    plus interest credited;

o minus the sum of amounts surrendered (including any applicable surrender charges);

o    minus amounts transferred out; and

o minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value. The number of accumulation units you own may fluctuate due to:

o    additional purchase payments you allocate to the subaccounts;

o    any purchase payment credits allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial surrenders;

o    surrender charges;

and a deduction of:

o    a prorated portion of the contract administrative charge;

o    a prorated portion of the ROPP rider fee (if selected);

o    a prorated portion of the MAV rider fee (if selected);

o    a prorated portion of the 5-Year MAV rider fee (if selected);

o    a prorated portion of the EEB rider fee (if selected);

o    a prorated portion of the EEP rider fee (if selected);


o    a prorated portion of the Accumulation Benefit rider fee (if selected);

o    a prorated portion of the GWB for Life rider fee (if selected); and/or

o    a prorated portion of the SecureSource(SM) rider fee (if selected).


Accumulation unit values will fluctuate due to:

o    changes in fund net asset value;

o    fund dividends distributed to the subaccounts;

o    fund capital gains or losses;

o    fund operating expenses; and/or

o    mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. Automated transfers from the regular fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the regular fixed account or the Special DCA fixed account. You may not set up an automated transfer if the GWB for Life,

SecureSource(SM), Accumulation Benefit, or PN program is selected. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                               NUMBER
By investing an equal number                         AMOUNT   ACCUMULATION   OF UNITS
of dollars each month ...                 MONTH     INVESTED   UNIT VALUE    PURCHASED
                                           Jan        $100        $20          5.00
you automatically buy                      Feb         100         18          5.56
more units when the                        Mar         100         17          5.88
per unit market price is low ...           Apr         100         15          6.67
                                           May         100         16          6.25
                                           June        100         18          5.56
and fewer units                            July        100         17          5.88
when the per unit                          Aug         100         19          5.26
market price is high.                      Sept        100         21          4.76
                                           Oct         100         20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.


SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA fixed account according to the following rules:

o You may only allocate a new purchase payment of at least $10,000 to a Special DCA fixed account.

o You cannot transfer existing contract values into a Special DCA fixed account.

o Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.

o We make monthly transfers of your Special DCA fixed account value into the subaccounts or PN program model portfolio you select.

o You may not use the regular fixed account or the Special DCA fixed account as a destination for the Special DCA monthly transfer. (Exception: if a PN program is in effect, and the model portfolio you have selected includes the regular fixed account, amounts will be transferred from the Special DCA fixed account to the regular fixed account according to the allocation percentage established for the model portfolio you have selected.)

o We will change the interest rate on each Special DCA fixed account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the regular fixed account at the time of the change.

o We credit each Special DCA fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA fixed account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

o We do not credit this interest after we transfer the value out of the Special DCA fixed account into the accounts you selected.

o Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA fixed account and allocate new purchase payments to it.


o Fundings from multiple sources are treated as individual purchase payments and a new Special DCA fixed account is opened for each payment (if the Special DCA fixed accounts are available on the valuation date we receive your payment).


o You may terminate your participation in the Special DCA program at any time. If you do, for RAVA 4 Advantage and RAVA 4 Select, we will transfer the remaining balance from your Special DCA fixed account to the regular fixed account, if no other specification is made. Interest will be credited according to the rates in effect on the regular fixed account and not the rate that was in effect on the Special DCA fixed account. For RAVA 4 Access, we will transfer the remaining balance from your Special DCA fixed account to variable subaccounts you specified in your termination request, or if no specification is made, according to your current purchase payment allocation. (Exception: if a PN program is in effect when you elect to end your participation in the Special DCA program, and the asset allocation program does not end at the same time, we will transfer the remaining balance to the model portfolio which is in effect).


o We can modify the terms of the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA fixed account. For more information on the Special DCA program, contact your financial advisor.


The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages(in whole percentage amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs, regular fixed account or the Special DCA fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Navigator Asset Allocation Program" below).

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM (PN PROGRAM)
The PN program is available for nonqualified annuities and for qualified annuities, except under 401(a) plans. The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in a fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the regular fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract includes an optional Accumulation Benefit rider, GWB for Life or SecureSource(SM) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the regular fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the regular fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, the regular fixed account and/or any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

o no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio.(See "Guarantee Period Accounts -- Market Value Adjustment.")


If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account (and subaccounts we may choose to allow for DCA arrangements which are not part of a model portfolio -- "excluded accounts") into the model portfolio you have chosen.


Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. Model portfolios also may be evaluated in connection with the liquidation, substitution or merger of an underlying fund, a change in the investment objective of an underlying fund or when an underlying fund stops selling its shares to the variable account. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the Special DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the Special DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the Special DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Benefit, GWB for Life rider or SecureSource(SM) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes SecureSource(SM) rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the GWB for Life rider or SecureSource(SM) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:


o limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;


o cancel required participation in the program after 30 days written notice;

o substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

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



o discontinue the PN program. We will give you 30 days' written notice of any such change.


In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION BENEFIT RIDER, GWB FOR LIFE RIDER OR SECURESOURCE(SM) RIDER

If you purchase the optional Accumulation Benefit rider, the optional GWB for Life rider or the optional SecureSource(SM) rider, you are required to participate in the PN program under the terms of each rider.


o ACCUMULATION BENEFIT RIDER: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.


o GWB FOR LIFE OR SECURESOURCE(SM) RIDER: The GWB for Life or SecureSource(SM) rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the GWB for Life or SecureSource(SM) rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GWB FOR LIFE OR SECURESOURCE(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Benefit rider, the optional GWB for Life rider or an optional SecureSource(SM) rider with your contract, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the PN program will end. You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from a Special DCA fixed account (see "Special Dollar-Cost Averaging (Special DCA) Program") or an excluded account. Partial surrenders do not cancel the PN program. The PN program will terminate on the date you make a full surrender from your contract or on your settlement date.


TRANSFERRING AMONG ACCOUNTS
The transfer rights discussed in this section do not apply while a PN model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs or the regular fixed account, to another subaccount before annuity payouts begin. For RAVA 4 Advantage and RAVA 4 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account. For RAVA 4 Access contracts, you cannot transfer to the regular fixed account unless it is included in the PN program model portfolio that you selected.

When your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
FOR RAVA 4 ADVANTAGE AND RAVA 4 SELECT
o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and regular fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the regular fixed account until the next contract anniversary. We reserve the right to limit transfers to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA.

     Currently, transfers out of the regular fixed account are limited to the greater of: a) 30% of the regular fixed account value at the beginning of the contract year, or b) the amount transferred out of the regular fixed account in the previous contract year, excluding any automated transfer amounts. If an automated dollar-cost averaging arrangement is established within 30 days of contract issue, the 30% limitation does not apply to transfers made from the regular fixed account to the subaccounts for the duration of this initial arrangement.

o You may transfer contract values from any GPA to the subaccounts, regular fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request within 30 days before the contract anniversary date, the transfer from the regular fixed account to the subaccounts will be effective on the anniversary.

o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the regular fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.

o We will not accept requests for transfers from the regular fixed account at any other time.

o    You may not make a transfer to the Special DCA fixed account.

o Once annuity payouts begin, you may not make transfers to or from the GPAs or the regular fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs.

FOR RAVA 4 ACCESS

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time. The amount transferred to any GPA must be at least $1,000.

o You may not make a transfer to the regular fixed account unless it is part of a model portfolio in which you elect to participate.

o You may transfer contract values from any GPA to the subaccounts, or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o    You may not make a transfer to the Special DCA fixed account.

o Once annuity payouts begin, you may not make transfers to or from the GPAs, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND

PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o    requiring transfer requests to be submitted only by first-class U.S.
     mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o    limiting the dollar amount that you may transfer at any one time; or

o    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

RIVERSOURCE LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders: Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS


Your financial advisor can help you set up automated transfers or partial surrenders among your subaccounts or regular fixed account (if available).

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.


o Automated transfers to the GPAs, the regular fixed account or the Special DCA fixed account are not allowed.

o Automated transfers from the regular fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months.

o Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o If a PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account.

MINIMUM AMOUNT
Transfers or surrenders: $50

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the regular fixed account)

3 BY TELEPHONE

Call between 7 a.m. and 7 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

MINIMUM AMOUNT
Transfers or surrenders: $250 or entire account balance

MAXIMUM AMOUNT
Transfers:               Contract value or entire account balance

Surrenders:              $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS
You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the GWB for Life rider or SecureSource(SM) rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the GWB for Life rider or SecureSource(SM) rider, your benefits under the rider may be reduced (see "Optional Benefits"). In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA fixed account, unless you request otherwise. We will not withdraw money for a partial surrender from any GPAs or Special DCA fixed account you may have, unless insufficient amounts are available from your subaccounts and/or regular fixed account. However, you may request specifically surrender from a GPA or Special DCA fixed account. The minimum contract value after partial surrender is $600. If you elected a SecureSource(SM) rider, the minimum contract value is zero and you do not have the option to request from which account to surrender.


RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

o    payable to you;

o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

o    request that payment be wired to your bank;

o    bank account must be in the same ownership as your contract; and

o    pre-authorization required.


NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.


Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

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     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract;
     or

     -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


o If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the GWB for Life, SecureSource(SM) or Accumulation Benefit rider.


CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit, GWB for Life or SecureSource(SM). If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits".) In addition, the terms of the EEB, the MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over." We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If the new owner is older than age 75, the MAV and the 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider, the GWB for Life rider and SecureSource(SM) - Single Life rider will continue upon change of ownership. The SecureSource(SM)
- Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. No other ownership changes are allowed while this rider is in force. Please see the descriptions of these riders in "Optional Benefits."


The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it.(See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

ADJUSTED PARTIAL SURRENDERS

                                    PS X DB
                                      CV

     PS = the partial surrender including any applicable surrender charge.

     DB = the death benefit on the date of (but prior to) the partial surrender.

     CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

o    You purchase the contract with a payment of $20,000

o During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

     We calculate the death benefit as follows:

     The total purchase payments minus adjustments for partial surrenders:

     Total purchase payments $20,000

     minus adjusted partial surrenders, calculated as:

     $1,500 x $20,000 = - 1,667
     $18,000
         for a death benefit of:            $18,333

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


IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. The death benefit will never be less than the surrender value adjusted by the MVA formula. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:

o If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of you spouse's contract receives the greater of:

     o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

     o    purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.


If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner.


If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

o payouts begin no later than one year after your death, or other date as permitted by the IRS; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource(SM) rider, if selected, will terminate.


QUALIFIED ANNUITIES
o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:

o If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

     o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

     o    purchase payments minus adHusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner.


o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age
     70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     o the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

     o payouts begin no later than one year following the year of your death; and

     o the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource(SM) rider, if selected, will terminate.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit payment directly deposited into a checking account.

OPTIONAL BENEFITS

OPTIONAL DEATH BENEFITS RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP) The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders.

ADJUSTED PARTIAL SURRENDERS FOR THE ROPP DEATH BENEFIT

                                    PS X DB
                                      CV

     PS = the partial surrender including any applicable surrender charge.

     DB = the death benefit on the date of (but prior to) the partial surrender.

     CV = the contract value on the date of (but prior to) the partial surrender.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

If this ROPP rider is available in your state and you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

TERMINATING THE ROPP
o You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies.

For an example, see Appendix D.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY AND WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse is age 75 or younger as of the date we issued the contract, the ROPP will terminate.

NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)

The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your(a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders; or

o the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE MAV
o You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)

The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.


If this 5-Year MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the5-Year MAV for new contracts.

On the fifth contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your(a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the previous 5-year anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

o contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

o    purchase payments minus adjusted partial surrenders; or

o the maximum anniversary value as calculated on the most recent fifth contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE 5-YEAR MAV
o You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

ENHANCED EARNINGS DEATH BENEFIT (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEB is appropriate for your situation.


If this EEB rider is available in your state and you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit"), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable,

PLUS
o 40% of your earnings at death if you were under age 70 on the rider effective date; or

o 15% of your earnings at death if you were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

     o the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable(the "death benefit amount")

     o    MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount

     o    MINUS the greater of:

     o the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     o an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     o PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

     o    the greater of:

     o the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

     o an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

     o PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

o You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

o The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If your spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

o the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

o the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

o the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see "Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)

The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEP is appropriate for your situation.


If this EEP rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

The EEP provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS
o EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered as follows:

                                  PERCENTAGE IF YOU ARE         PERCENTAGE IF YOU ARE
                                UNDER AGE 70 ON THE RIDER      70 OR OLDER ON THE RIDER
 CONTRACT YEAR                       EFFECTIVE DATE                 EFFECTIVE DATE
 One and Two                               0%                               0%
 Three and Four                           10%                            3.75%
 Five or more                             20%                             7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

o the standard death benefit amount (see "Benefits in Case of Death -- Standard Deth Benefit"), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,

PLUS
                                 IF YOU ARE UNDER                      IF YOU ARE AGE 70
CONTRACT YEAR                   AGE 70 ON THE RIDER                  OR OLDER ON THE RIDER
                              EFFECTIVE DATE, ADD ...               EFFECTIVE DATE, ADD ...
     1                        Zero                                  Zero
     2                        40% x earnings at death (see above)   15% x earnings at death
 3 & 4                        40% x (earnings at death + 25% of exchange purchase payment*)
                              15% x (earnings at death + 25% of exchange purchase payment*)
    5+                        40% x (earnings at death + 50% of exchange purchase payment*)
                              15% x (earnings at death + 50% of exchange purchase payment*)

* Exchange purchase payments are purchase payments exchanged from another annuity or policy that are identified at issue and not previously surrendered.

We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.

TERMINATING THE EEP

o You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

o You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

o The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

o    The EEP rider will terminate in the case of an ownership change.

o The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.

For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

o the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

o the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue the contract.

o the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."

OPTIONAL LIVING BENEFITS


SECURESOURCE(SM) RIDERS

THE SECURESOURCE(SM) RIDERS ARE NOT AVAILABLE FOR RAVA4 ACCESS.

There are two optional SecureSource(SM) riders available under your contract:

o    SecureSource(SM) - Single Life; or

o    SecureSource(SM) - Joint Life.

The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.

The SecureSource(SM) - Single Life rider covers one person. The
SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later.

The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):

o    the rider is available in your state; and

o SINGLE LIFE: you are 80 or younger on the contract issue date, or, if an owner is a non natural person, then the annuitant is age 80 or younger on the contract issue date; or

o JOINT LIFE: you and your spouse are 80 or younger on the contract issue date.

(1) The SecureSource(SM) rider is not available under an inherited qualified annuity. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

o SINGLE LIFE: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

o JOINT LIFE: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the settlement date (see "Buying Your Contract -- Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Making the Most of Your Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.

For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

o SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

o JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

     Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only: Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

o SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

o JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payment (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:

o Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the allowed annual withdrawal amount under the rider:

o SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

o JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed annual withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource(SM) rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

     (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime withdrawal benefit may be reduced. When one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract)

     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

       (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

       (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

       Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

o USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, regular fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

     You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

     Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

     After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

     (a) the total GBA will be reset to the lesser of its current value or the contract value; and

     (b) the total RBA will be reset to the lesser of its current value or the contract value; and

     (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

     (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

     (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

     (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.

     You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Benefit rider.

o NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only:
     Covered Spouses" below).

o    JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
     Since the joint life benefit requires that the surviving covered spouse continue the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. Ownerships that include anyone other than the original two spouses or their revocable trust(s) will not be allowed. In general, a spouse who is not a joint owner must be named as the sole primary beneficiary at contract issue. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. No other trust ownerships are allowed.

     If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to surrender from the contract in each contract year without incurring a surrender charge (see "Charges --Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix D for additional information.

o LIMITATIONS ON TSAs: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.

KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit.

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment, plus any purchase payment credit.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    When you make a withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.


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THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment, plus any purchase payment credit).

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    When you make a withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o    At contract issue -- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to the purchase payment amount, plus any purchase payment credit multiplied by 7%.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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o    When an individual RBA is reduced to zero -- the GBP associated with that
     RBA will also be reset to zero.

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of the sum of purchase payment and any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    When you make a withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the total RBP -- the GBP remains unchanged.

     (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

o When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

o When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If the owner is a nonnatural person, e.g., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


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JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a revocable trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):

o SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

o JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

o    SINGLE LIFE: death; or

o    JOINT LIFE: death of the last surviving covered spouse; or

o    the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

o SINGLE LIFE: The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

o JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

     (a) the rider effective date if the younger covered spouse has already reached age 65.

     (b) the rider anniversary following the date the younger covered spouse reaches age 65.

     (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary following the date the surviving covered spouse reaches age 65.

     (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or


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



       (2) the rider anniversary following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

o When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the sum of the purchase payment plus any purchase payment credits.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credit, multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

o    When you make a withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the RALP -- the ALP remains unchanged.

     (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

o    The RALP is established at the same time as the ALP, and:

     (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to the purchase payments, plus purchase payment credit, multiplied by 6%.

     (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credit, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the sum of the purchase payment amount plus any purchase payment credit.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.


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REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

o    The RMD is for your contract alone;

o The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

o The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations there under that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

o    The annual step up is effective on the step up date.

o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

o On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.


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o    The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; the covered person will be redetermined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

o    The GBA, RBA and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM)
- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period


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limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR SURRENDER PROVISION OF YOUR CONTRACT: Minimum contract values following a surrender no longer apply to your contract. For surrenders, the surrender will be made from the variable subaccounts, and the Regular Fixed Account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the surrender is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

     (a) receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

     (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

     (a) the remaining schedule of GBPs until the RBA equals zero; or

     (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

     (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

o SINGLE LIFE: covered person;

o JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;


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o    We will no longer accept additional purchase payments;

o    You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

o JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full surrender of the contract value.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.


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o    If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less


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frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource(SM) rider cannot be terminated either by you or us except as follows:

1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

     (a) any one other than your spouse continues the contract, or

     (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

     (a) any one other than a covered spouse continues the contract, or

     (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3.   Annuity payouts under an annuity payout plan will terminate the rider.

4.   Termination of the contract for any reason will terminate the rider.


GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER

THE ACCUMULATION BENEFIT RIDER IS NOT AVAILABLE FOR RAVA 4 ACCESS.
The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified annuities and qualified annuities except under 401(a) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Benefit rider, the Accumulation Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.

If you are 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when

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the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit rider may not be purchased with the optional GWB for Life rider or SecureSource(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Benefit rider may not be available in all states.


You should consider whether an Accumulation Benefit rider is appropriate for you because:

o you must participate in the PN program and you must elect one of the model portfolios. This requirement limits your choice of subaccounts, regular fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

o if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;

o the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the Elective Step-Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step-Up (described below); and

o the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your model portfolio to one that causes the Accumulation Benefit rider charge to increase (see "Charges").


Be sure to discuss with your financial advisor whether an Accumulation Benefit rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

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We reserve the right to restart the waiting period on the latest contract anniversary if you change your model portfolio after we have exercised our rights to increase the rider fee.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1.   80% of the contract value on the contract anniversary; or

2.   the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS
If your MCAV is increased as a result of Elective Step Up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up

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and we have increased the charge for the Accumulation Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

     The rider will terminate before the benefit date without paying a benefit on the date:

     o    you take a full surrender; or

     o    annuitization begins; or

     o the contract terminates as a result of the death benefit being paid. The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE (GWB FOR LIFE) RIDER
THE GWB FOR LIFE RIDER IS NOT AVAILABLE FOR RAVA 4 ACCESS. IN STATES WHERE THE SECURESOURCE(SM) RIDERS ARE NOT AVAILABLE YOU MAY SELECT THE GWB FOR LIFE RIDER. FOR MORE INFORMATION ON RIDER AVAILABILITY IN YOUR STATE, PLEASE CONTACT YOUR FINANCIAL ADVISOR.

The GWB for Life rider is an optional benefit that you may select for an additional annual charge if(1):


o    the rider is available in your state; and

o you are age 80 or younger on the contract issue date; or, if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date.


(1) The GWB for Life rider is not available under an inherited qualified annuity.


You must elect the GWB for Life rider when you purchase your contract. The rider effective date will be the contract issue date. It is available for nonqualified annuities and qualified annuities except under 401(a) plans.

The GWB for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments plus any purchase payment credits. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the settlement date (see "Buying Your Contract - Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.

The GWB for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the GWB for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits. Key terms associated with


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     the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP),"
     "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual
     Lifetime Payment (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65 or the rider effective date if the covered person is age 65 or older on the rider effective date ( see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided the annuity payouts have not begun, the GWB for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

o After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

o During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

o After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

o During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing", "RBA Excess Withdrawal Processing", and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore, a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, basic benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges - Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) - Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits. (see "Benefits in Case of Death" and "Optional Benefits"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal

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continuation step up election (see "Spousal Continuation Step Up" heading below) or change your PN program model portfolio, the rider charge may increase (see "Charges").


If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the GWB for Life rider is appropriate for you because:

o LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


     (a) Once the contract value equals zero, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant, is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime benefit may be reduced. When one of the contract owners dies the benefit terminates even though other contract owners are still living (except, if the contract is continued under the spousal continuation provision of the contract).


     (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

     (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

     (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the GWB for Life rider will terminate.

o USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM IS REQUIRED: You must elect one of the model portfolios of the PN program. This requirement limits your choice of subaccounts, regular fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program".) Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

o LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

o LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the GWB for Life rider, you may not elect the Accumulation Benefit rider.

o NON-CANCELABLE: Once elected, the GWB for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

o INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges - Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

     You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

o TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract

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     under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract. (See "Taxes--Nonqualified Annuities".) Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions.") If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o TAX CONSIDERATIONS FOR TSAs: If your contract is a TSA, your right to take a surrender is restricted (see "TSA - Special Surrender Provisions"), so the rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

KEY TERMS AND PROVISIONS OF THE GWB FOR LIFE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.


WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

o At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.

o At step up -- (see "Annual Step Up," and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

o When you make a partial withdrawal during the waiting period and after a step-up -- Any prior annual step-ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

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o    When you make a partial withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

     (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the excess withdrawal; or (b) the contract value immediately following the withdrawal.

If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus
(a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount of GBA that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

o At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

o When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

o At step up -- (see "Annual Step Up," and "Spousal Continuation Step Up" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

     (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

     1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

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     2.   The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

o    At contract issue-- the GBP is established as 7% of the GBA value.

o At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.


o When you make additional purchase payments -- each additional purchase payment has its own GBP equal to that purchase payment amount plus any purchase payment credit, multiplied by 7%.


o At step up -- (see "Annual Step Up," and "Spousal Continuation Step Up" headings below).

o When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.


o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to the sum of that purchase payment and any purchase payment credit, multiplied by 7%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made


o When you make a partial withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the total RBP -- the GBP remains unchanged.

     (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these calculations are done AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

o At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.

o At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

o When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

o At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At spousal continuation - See "Spousal Option to Continue the Contract" heading below.

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o    When an individual RBA is reduced to zero -- the RBP associated with that
     RBA will also be reset to zero.

o When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for the future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner unless otherwise specified on your contract data page. If an owner is a nonnatural person (i.e. trust or corporation), the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

The ALP is determined at the following times:

o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


o When you make additional purchase payments -- each additional purchase payment increases the ALP by the amount of the purchase payment plus any purchase payment credit, multiplied by 6%.


o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

o At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

o When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits, multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

o When you make a partial withdrawal at any time and the amount withdrawn is:

     (a) less than or equal to the RALP -- the ALP remains unchanged.

     (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

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REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
o The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:


     (a) During the waiting period and Prior to any withdrawals -- the RALP is established equal to the sum of purchase payments and purchase payment credits, multiplied by 6%.


     (b) At any other time -- the RALP is established equal to the ALP.

o At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

o At the beginning of any other contract year -- the RALP is set equal to ALP.

o At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


o When you make additional purchase payments -- each additional purchase payment increases the RALP by the sum of the purchase payment and any purchase payment credit, multiplied by 6%.


o When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

o    The RMD is the life expectancy RMD for this contract alone; and

o    The RMD amount is based on the requirements of the Code section 401(a)
     (9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

o The annual step up is available when the RBA, or if established, the ALP, would increase on the step up date.

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o    Only one step up is allowed each contract year.

o If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

o If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.


o If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.


o The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

o Please note it is possible for the ALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

o The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

o The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

o The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

o    The total RBP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

     (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

o The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

o    The RALP will be reset as follows:

     (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

     (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the GWB for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


o    The GBA, RBA, and GBP values remain unchanged.

o The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the anniversary contract value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in

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     an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's financial advisor must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.


If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.


It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full or partial surrender of more than the RBP. In this scenario, you can choose to:


     (a) receive the remaining schedule of GBPs until the RBA equals zero; or

     (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

     We will notify you of this option. If no election is made, the ALP will be paid.


2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:


     (a) the remaining schedule of GBPs until the RBA equals zero; or

     (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

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     We will notify you of this option. If no election is made, the ALP will be paid.


3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the Covered Person.


Under any of these scenarios:

o The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually.

o We will no longer accept additional purchase payments; o You will no longer be charged for the rider;

o    Any attached death benefit riders will terminate; and

o The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The GWB for Life rider and the contract will terminate under either of the following two scenarios:

o If the contract value falls to zero as a result of a withdrawal that is greater than the RBP and RALP. This is full surrender of the contract.

o If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Remaining Benefit Amount Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

o If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

o If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

o If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

o If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


o If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

o If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change

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     date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

o If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

o If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

REMAINING BENEFIT AMOUNT PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the GWB for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The GWB for Life rider cannot be terminated either by you or us except as follows:

1.   Annuity payouts under an annuity payout plan will terminate the rider.

2.   Termination of the contract for any reason will terminate the rider.

For an example, see Appendix E.

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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date, plus or minus any applicable MVA on GPAs and less any applicable premium tax. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o    the annuity payout plan you select;

o    your age and, in most cases, sex;

o    the annuity table in the contract; and

o    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to your age and, when applicable, your sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan*:

o PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.

o PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15, OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15, or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the

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     annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving owner. Payouts end with the death of the second annuitant.

o PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.17% and 6.67%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")


o RBA PAYOUT OPTION: If you have a GWB for Life or SecureSource(SM) rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

* For contracts purchased in Oregon, you cannot apply your contract value to an annuity payout plan during your first contract year.

WRITTEN INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. Contract values that you allocated to the regular fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

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IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES
ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


SURRENDERS: If you surrender part of your nonqualified annuity before your annuity payouts begin, including withdrawals under a GWB for Life or SecureSource(SM) rider, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. If you surrender all of your nonqualified annuity before your annuity payouts begin, including withdrawals under a GWB for Life or SecureSource(SM) rider, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, including withdrawals under a GWB for Life or SecureSource(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

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Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o    if it is allocable to an investment before Aug. 14, 1982; or

o if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.

COLLATERAL ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contact is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you

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made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contact is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAs, ROTH IRAs, SEPs AND SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including withdrawals under a GWB for Life or SecureSource(SM) rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o    the payout is an RMD as defined under the Code;

o    the payout is made on account of an eligible hardship; or

o    the payout is a corrective distribution.

In the above situations, the distribution is subject to optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

o    because of your death;

o    because you become disabled (as defined in the Code);

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o    if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment during the calendar year in which you attain age 55(TSAs and annuities funding 401(a) plans only); or

o    to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE OPTIONAL RIDERS (ROPP, MAV, 5-YEAR MAV, EEB, EEP, ACCUMULATION BENEFIT, GWB FOR LIFE OR
SECURESOURCE(SM)): As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not assign or pledge a qualified annuity as collateral for a loan.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

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Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o    the reserve held in each subaccount for your contract; divided by

o    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o    laws or regulations change;

o    the existing funds become unavailable; or

o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o    add new subaccounts;

o    combine any two or more subaccounts;

o    transfer assets to and from the subaccounts or the variable account; and

o    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

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SALES OF THE CONTRACT
o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.


o The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.


PAYMENTS TO SELLING FIRMS
o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.00% each time you make a purchase payment. Other plans pay selling firms a smaller commission on purchase payments, and then pay ongoing commissions ("trail commissions"). We may pay trail commissions of up to 1% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:


     o sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;


     o marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

     o    providing service to contract owners; and


     o funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.


SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

o fees and expenses we collect from contract owners, including surrender charges; and

o fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.


o cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS
o The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.

o To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.


ISSUER
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, National Association of Securities Dealers and several state authorities concerning our business activities and practices, generally including the sales and product or service features of, disclosures pertaining to, trading practices related to, compensation paid to us or to others with respect to, and the suitability of our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of their respective business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2006 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

APPENDIX A: THE FUNDS

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

--------------------------------------------------------------------------------------------------------
FUND                      INVESTMENT OBJECTIVE AND POLICIES      INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------
AIM V.I. Capital          Growth of capital. Invests             A I M Advisors, Inc.
Appreciation Fund,        principally in common stocks of
Series II Shares          companies likely to benefit from new
                          or innovative products, services or
                          processes as well as those with
                          above-average long-term growth and
                          excellent prospects for future
                          growth. The fund can invest up to
                          25% of its total assets in foreign
                          securities that involve risks not
                          associated with investing solely
                          in the United States.
--------------------------------------------------------------------------------------------------------
AIM V.I. Capital          Long-term growth of capital. Invests   A I M Advisors, Inc.
Development Fund,         primarily in securities (including
Series II Shares          common stocks, convertible
                          securities and bonds) of small- and
                          medium-sized companies. The Fund may
                          invest up to 25% of its total assets
                          in foreign securities.
--------------------------------------------------------------------------------------------------------

                                      99
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--------------------------------------------------------------------------------------------------------
AIM V.I. Financial        Capital growth. Actively managed.      A I M Advisors, Inc.
Services Fund, Series     The fund normally invests at least
II Shares                 80% of its net assets in the equity
                          securities and equity related
                          instruments of companies involved
                          in the financial services sector.
                          These companies include, but are
                          not limited to, banks, insurance
                          companies, investment and
                          miscellaneous industries, and
                          suppliers to financial services
                          companies. The fund may invest up
                          to 25% of its assets in securities
                          of non-U.S. issuers. Securities of
                          Canadian issuers and American
                          Depositary Receipts are not subject
                          to this 25% limitation.
--------------------------------------------------------------------------------------------------------
AIM V.I. Global Health    Capital growth. The fund seeks to      A I M Advisors, Inc.
Care Fund, Series II      meet its objective by investing,
Shares                    normally, at least 80% of its
                          assets in securities of health care
                          industry companies. The fund may
                          invest up to 20% of its total
                          assets in companies located in
                          developing countries, i.e., those
                          countries that are in the initial
                          stages of their industrial cycles.
                          The fund may also invest up to 5%
                          of its total assets in
                          lower-quality debt securities,
                          i.e., junk bonds.
---------------------------------------------------------------- ---------------------------------------
AIM V.I. International    Long-term growth of capital.           A I M Advisors, Inc.
Growth Fund, Series II    Invests primarily in a diversified
Shares                    portfolio of international equity
                          securities whose issuers are
                          considered to have strong earnings
                          momentum. The fund may invest up to
                          20% of its total assets in security
                          issuers located in developing
                          countries and in securities
                          exchangeable for or convertible
                          into equity securities of foreign
                          companies.
--------------------------------------------------------------------------------------------------------

                                     100
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--------------------------------------------------------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital. The       AllianceBernstein L.P.
Global Technology         Fund invests at least 80% of its net
Portfolio (Class B)       assets in securities of companies
                          that use technology extensively in
                          the development of new or improved
                          products or processes. Invests in a
                          global portfolio of securities of
                          U.S. and foreign companies selected
                          for their growth potential.
--------------------------------------------------------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital. Invests   AllianceBernstein L.P.
Growth and Income         primarily in the equity securities
Portfolio (Class B)       of domestic companies that the
                          Advisor deems to be undervalued.
--------------------------------------------------------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital.           AllianceBernstein L.P.
International Value       Invests primarily in a diversified
Portfolio (Class B)       portfolio of equity securities of
                          established companies selected from
                          more than 40 industries and from
                          more than 40 developed and emerging
                          market countries.
--------------------------------------------------------------------------------------------------------
AllianceBernstein VPS     Long-term growth of capital. Invests   AllianceBernstein L.P.
Large Cap Growth          primarily in equity securities of
Portfolio (Class B)       U.S. companies. Unlike most equity
                          funds, the Portfolio focuses on a
                          relatively small number of
                          intensively researched companies.
--------------------------------------------------------------------------------------------------------

                                     101


--------------------------------------------------------------------------------------------------------
American Century VP Mid   Long-term capital growth with          American Century Investment
Cap Value, Class II       income as secondary objective.         Management, Inc.
                          Invests primarily in stocks of
                          companies that management believes
                          are undervalued at the time of
                          purchase. The fund will invest at
                          least 80% of its assets in
                          securities of companies whose
                          market capitalization at the time
                          of purchase is within the
                          capitalization range of the Russell
                          3000 Index, excluding the largest
                          100 such companies.
--------------------------------------------------------------------------------------------------------
American Century VP       Long-term capital growth.              American Century Investment
Ultra(R), Class II        Analytical research tools and          Management, Inc.
                          techniques are used to identify the
                          stocks of larger-sized companies
                          that appear to have the best
                          opportunity of sustaining long-term
                          above average growth.
--------------------------------------------------------------------------------------------------------
American Century VP       Long-term capital growth, with         American Century Investment
Value, Class II           income as a secondary objective.       Management, Inc.
                          Invests primarily in stocks of
                          companies that management believes
                          to be undervalued at the time of
                          purchase.
--------------------------------------------------------------------------------------------------------
Columbia High Yield       High level of current income with      Columbia Management Advisors, LLC
Fund, Variable Series,    capital appreciation as a secondary
Class B                   objective when consistent with the
                          goal of high current income. The
                          Fund normally invests at least 80%
                          of its net assets (plus any
                          borrowings for investment purposes)
                          in high yielding corporate debt
                          securities, such as bonds,
                          debentures and notes that are rated
                          below investment grade, or unrated
                          securities which the Fund's
                          investment advisor has determined
                          to be of comparable quality. No
                          more than 10% of the Fund's total
                          assets will normally be invested in
                          securities rated CCC or lower by
                          S&P or Caa or lower by Moody's.
--------------------------------------------------------------------------------------------------------

                                     102


--------------------------------------------------------------------------------------------------------
Columbia Marsico Growth   Long-term growth of capital. The       Columbia Management Advisors, LLC
Fund, Variable Series,    Fund invests primarily in equity       (advisor); Marsico Capital
Class A                   securities of large-capitalization     Management, LLC (sub-advisor)
                          companies that are selected for
                          their growth potential. It
                          generally holds a core position of
                          between 35 and 50 common stocks. It
                          may hold up to 25% of its assets in
                          foreign securities.
--------------------------------------------------------------------------------------------------------
Columbia Marsico          Long-term growth of capital. The       Columbia Management Advisors, LLC
International             Fund normally invests at least 65%     (advisor); Marsico Capital
Opportunities Fund,       of its assets in common stocks of      Management, LLC (sub-advisor)
Variable Series, Class B  foreign companies. While the Fund
                          may invest in companies of any
                          size, it focuses on large
                          companies. These companies are
                          selected for their long-term growth
                          potential. The Fund normally
                          invests in issuers from at least
                          three different countries not
                          including the United States and
                          generally holds a core position of
                          35 to 50 common stocks. The Fund
                          may invest in common stocks of
                          companies operating in emerging
                          markets.
--------------------------------------------------------------------------------------------------------
Credit Suisse Trust -     Total return. Invests in               Credit Suisse Asset Management, LLC
Commodity Return          commodity-linked derivative
Strategy Portfolio        instruments backed by a portfolio of
                          short-maturity investment-grade
                          fixed income securities normally
                          having an average duration of one
                          year or less.
--------------------------------------------------------------------------------------------------------
Dreyfus Variable          Capital growth. To pursue this goal,   The Dreyfus Corporation, investment
Investment Fund           the portfolio primarily invests in     adviser
International Equity      growth stocks of foreign companies.
Portfolio, Service        Normally, the portfolio invests at
Shares                    least 80% of its assets in stocks,
                          including common stocks, preferred
                          stocks and convertible securities,
                          including those purchased in initial
                          public offering.
--------------------------------------------------------------------------------------------------------

                                     103


--------------------------------------------------------------------------------------------------------
Dreyfus Variable          Long-term capital growth. To pursue    The Dreyfus Corporation
Investment Fund           this goal, the portfolio normally
International Value       invests at least 80% of its assets
Portfolio, Service        in stocks. The portfolio ordinarily
Shares                    invests most of its assets in
                          securities of foreign companies
                          which Dreyfus considers to be value
                          companies. The portfolio's stock
                          investments may include common
                          stocks, preferred stocks and
                          convertible securities, including
                          those purchased in initial public
                          offerings or shortly thereafter.
                          The portfolio may invest in
                          companies of any size. The
                          portfolio may also invest in
                          companies located in emerging
                          markets.
--------------------------------------------------------------------------------------------------------
Eaton Vance VT            High level of current income.          Eaton Vance Management
Floating-Rate             Non-diversified mutual fund that
Income Fund               normally invests primarily in
                          senior floating rate loans ("Senior
                          Loans"). Senior Loans typically are
                          of below investment grade quality
                          and have below investment grade
                          credit ratings, which ratings are
                          associated with having high risk,
                          speculative characteristics.
                          Investments are actively managed,
                          and may be bought or sold on a
                          daily basis (although loans are
                          generally held until repaid). The
                          investment adviser's staff monitors
                          the credit quality of the Fund
                          holdings, as well as other
                          investments that are available. The
                          Fund may invest up to 25% of its
                          total assets in foreign securities
                          and may engage in certain hedging
                          transactions.
--------------------------------------------------------------------------------------------------------
Evergreen VA              Capital growth with the potential      Evergreen Investment Management
Fundamental Large Cap     for current income. Invests            Company, LLC
Fund - Class 2            primarily in common stocks of large
                          U.S. companies whose market
                          capitalizations measured at time of
                          purchase fall within the market
                          capitalization range of the
                          companies tracked by the Russell
                          1000(R) Index.
--------------------------------------------------------------------------------------------------------

                                     104


--------------------------------------------------------------------------------------------------------
Evergreen VA              Long-term capital growth, with         Evergreen Investment Management
International Equity      modest income as a secondary           Company, LLC
Fund - Class 2            objective. The Fund seeks to
                          achieve its goal by investing
                          primarily in equity securities
                          issued by established, quality
                          non-U.S. companies located in
                          countries with developed markets
                          and may purchase securities across
                          all market capitalizations. The
                          Fund may also invest in emerging
                          markets.
--------------------------------------------------------------------------------------------------------
Fidelity(R) VIP           Long-term capital appreciation.        Fidelity Management & Research
Contrafund(R) Portfolio   Normally invests primarily in          Company (FMR), investment manager;
Service Class 2           common stocks. Invests in              FMR U.K. and FMR Far East,
                          securities of companies whose value    sub-investment advisers.
                          it believes is not fully recognized
                          by the public. Invests in either
                          "growth" stocks or "value" stocks
                          or both. The fund invests in
                          domestic and foreign issuers.
--------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap   Long-term growth of capital.           FMR, investment manager; FMR U.K.,
Portfolio Service Class   Normally invests primarily in          FMR Far East, sub-investment advisers.
2                         common stocks. Normally invests at
                          least 80% of assets in securities
                          of companies with medium market
                          capitalizations. May invest in
                          companies with smaller or larger
                          market capitalizations. Invests in
                          domestic and foreign issuers. The
                          Fund invests in either "growth" or
                          "value" common stocks or both.
--------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas  Long-term growth of capital.           FMR, investment manager; FMR U.K.,
Portfolio Service Class   Normally invests primarily in          FMR Far East, Fidelity International
2                         common stocks of foreign               Investment Advisors (FIIA) and FIIA
                          securities. Normally invests at        U.K., sub-investment advisers.
                          least 80% of assets in non-U.S.
                          securities.
--------------------------------------------------------------------------------------------------------

                                     105


--------------------------------------------------------------------------------------------------------
FTVIPT Franklin Global    High total return. The Fund normally   Franklin Templeton Institutional, LLC
Real Estate Securities    invests at least 80% of its net
Fund - Class 2            assets in investments of companies
(previously FTVIPT        located anywhere in the world that
Franklin Real Estate      operate in the real estate sector.
Fund - Class 2)
--------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small     Long-term total return. The Fund       Franklin Advisory Services, LLC
Cap Value Securities      normally invests at least 80% of its
Fund - Class 2            net assets in investments of small
                          capitalization companies, and
                          normally invests predominantly in
                          equity securities. The Fund invests
                          mainly in equity securities of
                          companies that the manager believes
                          are undervalued.
--------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares      Capital appreciation, with income      Franklin Mutual Advisers, LLC
Securities Fund -         as a secondary goal. The Fund
Class 2                   normally invests primarily in
                          equity securities of companies that
                          the manager believes are
                          undervalued. The Fund also invests,
                          to a lesser extent, in risk
                          arbitrage securities and distressed
                          companies.
--------------------------------------------------------------------------------------------------------
Goldman Sachs VIT         Long-term growth of capital and        Goldman Sachs Asset Management, L.P.
Structured U.S. Equity    dividend income. The Fund invests,
Fund - Institutional      under normal circumstances, at
Shares                    least 90% of its total assets (not
                          including securities lending
                          collateral and any investment of
                          that collateral) measured at time
                          of purchase ("Total Assets") in a
                          diversified portfolio of equity
                          investments in U.S. issuers,
                          including foreign companies that
                          are traded in the United States.
                          However, it is currently
                          anticipated that, under normal
                          circumstances, the Fund will invest
                          at least 95% of its net assets plus
                          any borrowings for investment
                          purposes (measured at the time of
                          purchase) in such equity
                          investments. The Fund's investments
                          are selected using both a variety
                          of quantitative techniques and
                          fundamental research in seeking to
                          maximize the Fund's expected
                          return, while maintaining risk,
                          style, capitalization and industry
                          characteristics similar to the S&P
                          500 Index. The Fund seeks a broad
                          representation in most major
                          sectors of the U.S. economy and a
                          portfolio consisting of companies
                          with average long-term earnings
                          growth expectations and dividend
                          yields. The Fund is not required to
                          limit its investments to securities
                          in the S&P 500 Index. The Fund's
                          investments in fixed-income
                          securities are limited to
                          securities that are considered cash
                          equivalents.
--------------------------------------------------------------------------------------------------------

                                     106


--------------------------------------------------------------------------------------------------------
Janus Aspen Series        Long-term growth of capital in a       Janus Capital
Large Cap Growth          manner consistent with the
Portfolio: Service        preservation of capital. Invests
Shares                    under normal circumstances at least
                          80% of its net assets in common
                          stocks of large-sized companies.
                          Large-sized companies are those
                          whose market capitalization falls
                          within the range of companies in
                          the Russell 1000(R) Index at the
                          time of purchase.
--------------------------------------------------------------------------------------------------------
Legg Mason Partners
Variable Small Cap
Growth Portfolio, Class I
--------------------------------------------------------------------------------------------------------
Legg Mason Partners       Long-term growth of capital. Under     Legg Mason Partners Fund Advisor,
Variable Small Cap        normal circumstances, the fund         LLC, adviser; ClearBridge Advisors,
Growth Portfolio, Class   invests at least 80% of its net        LLC, subadviser
II merged into this       assets in equity securities of
fund on April 27, 2007.   companies with small market
                          capitalizations and related
                          investments.
--------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth   Capital appreciation. Normally         MFS Investment Management(R)
Stock Series -            invests at least 80% of the fund's
Service Class             net assets in equity securities of
                          companies MFS believes to have above
                          average earnings growth potential
                          compared to other companies (growth
                          companies).
--------------------------------------------------------------------------------------------------------
MFS(R) Total Return       Total return. Invests primarily in     MFS Investment Management(R)
Series - Service Class    equity and fixed income securities.
                          MFS invests between 40% and 75% of
                          the fund's net assets in equity
                          securities and at least 25% of the
                          fund's total assets in fixed-income
                          senior securities.
--------------------------------------------------------------------------------------------------------

                                     107


--------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Total return. Normally invests at      MFS Investment Management(R)
Service Class             least 80% of the fund's net assets
                          in securities of issuers in the
                          utilities industry.
--------------------------------------------------------------------------------------------------------
Neuberger Berman          Long-term growth of capital. The       Neuberger Berman Management Inc.
Advisers Management       Fund invests mainly in foreign
Trust International       companies of any size, including
Portfolio (Class S)       companies in developed and emerging
                          industrialized markets. The Fund
                          defines a foreign company as one
                          that is organized outside of the
                          United States and conducts the
                          majority of its business abroad.
                          The Fund seeks to reduce risk by
                          diversifying among many industries.
                          Although it has the flexibility to
                          invest a significant portion of its
                          assets in one country or region, it
                          generally intends to remain
                          well-diversified across countries
                          and geographical regions.
--------------------------------------------------------------------------------------------------------
Neuberger Berman          Long-term growth of capital. The       Neuberger Berman Management Inc.
Advisers Management       Fund invests mainly in common stocks
Trust Socially            of mid- to large-capitalization
Responsive Portfolio      companies. The Fund seeks to reduce
(Class S)                 risk by investing across many
                          different industries. The Portfolio
                          Managers employ a research driven
                          and valuation sensitive approach to
                          stock selection. They seek to
                          identify stocks in well-positioned
                          businesses that they believe are
                          undervalued in the market. They look
                          for solid balance sheets, strong
                          management teams with a track record
                          of success, good cash flow, the
                          prospect for above average earnings
                          growth and other valuation related
                          factors.
--------------------------------------------------------------------------------------------------------

                                     108


--------------------------------------------------------------------------------------------------------
Oppenheimer Global        Long-term capital appreciation.        OppenheimerFunds, Inc.
Securities Fund/VA,       Invests mainly in common stocks of
Service Shares            U.S. and foreign issuers that are
                          "growth-type" companies, cyclical
                          industries and special situations
                          that are considered to have
                          appreciation possibilities.
--------------------------------------------------------------------------------------------------------
Oppenheimer Main Street   Capital appreciation. Invests mainly   OppenheimerFunds, Inc.
Small Cap Fund/VA,        in common stocks of
Service Shares            small-capitalization U.S. companies
                          that the fund's investment manager
                          believes have favorable business
                          trends or prospects.
--------------------------------------------------------------------------------------------------------
Oppenheimer Strategic     High level of current income           OppenheimerFunds, Inc.
Bond Fund/VA, Service     principally derived from interest on
Shares                    debt securities. Invests mainly in
                          three market sectors: debt
                          securities of foreign governments
                          and companies, U.S. government
                          securities and lower-rated high
                          yield securities of U.S. and foreign
                          companies.
--------------------------------------------------------------------------------------------------------
Oppenheimer Value         Long-term growth of capital with       OppenheimerFunds, Inc.
Fund/VA, Service Shares   realization of current income as a
                          secondary consideration. Invests
                          mainly in common stocks of different
                          capitalization ranges and currently
                          emphasizes large capitalization
                          stocks.
--------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset       Maximum real return consistent with    Pacific Investment Management Company
Portfolio, Advisor        preservation of real capital and       LLC
Share Class               prudent investment management
                          period. The Portfolio seeks to
                          achieve its investment objective by
                          investing under normal circumstances
                          substantially all of its assets in
                          Institutional Class shares of the
                          PIMCO Funds, an affiliated open-end
                          investment company, except the All
                          Asset and All Asset All Authority
                          Funds ("Underlying Funds"). Though
                          it is anticipated that the Portfolio
                          will not currently invest in the
                          European StockPLUS(R) TR Strategy, Far
                          East (ex-Japan) StocksPLUS(R) TR
                          Strategy, Japanese StocksPLUS(R) TR
                          Strategy, StocksPLUS(R)
                          Municipal-Backed and StocksPLUS(R) TR
                          Short Strategy Funds, the Portfolio
                          may invest in these Funds in the
                          future, without shareholder
                          approval, at the discretion of the
                          Portfolio's asset allocation
                          sub-adviser.
--------------------------------------------------------------------------------------------------------

                                     109


--------------------------------------------------------------------------------------------------------
RiverSource Variable      Maximum total investment return        RiverSource Investments, LLC
Portfolio - Balanced      through a combination of capital
Fund                      growth and current income. Invests
                          primarily in a combination of common
                          and preferred stocks, bonds and
                          other debt securities. Under normal
                          market conditions, at least 50% of
                          the Fund's total assets are invested
                          in common stocks and no less than
                          25% of the Fund's total assets are
                          invested in debt securities. The
                          Fund may invest up to 25% of its
                          total assets in foreign investments.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Maximum current income consistent      RiverSource Investments, LLC
Portfolio - Cash          with liquidity and stability of
Management Fund           principal. Invests primarily in
                          money market instruments, such as
                          marketable debt obligations issued
                          by corporations or the U.S.
                          government or its agencies, bank
                          certificates of deposit, bankers'
                          acceptances, letters of credit and
                          commercial paper, including
                          asset-backed commercial paper.
--------------------------------------------------------------------------------------------------------

                                     110


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RiverSource Variable      High total return through current      RiverSource Investments, LLC
Portfolio - Core Bond     income and capital appreciation.
Fund                      Under normal market conditions, the
                          Fund invests at least 80% of its net
                          assets in bonds and other debt
                          securities. Although the Fund is not
                          an index fund, it invests primarily
                          in securities like those included in
                          the Lehman Brothers Aggregate Bond
                          Index ("the Index"), which are
                          investment grade and denominated in
                          U.S. dollars. The Index includes
                          securities issued by the U.S.
                          government, corporate bonds, and
                          mortgage- and asset-backed
                          securities. The Fund will not invest
                          in securities rated below investment
                          grade, although it may hold
                          securities that have been downgraded.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      High level of current income while     RiverSource Investments, LLC
Portfolio - Diversified   attempting to conserve the value of
Bond Fund                 the investment for the longest
                          period of time. Under normal market
                          conditions, the Fund invests at
                          least 80% of its net assets in bonds
                          and other debt securities. At least
                          50% of the Fund's net assets will be
                          invested in securities like those
                          included in the Lehman Brothers
                          Aggregate Bond Index (Index), which
                          are investment grade and denominated
                          in U.S. dollars. The Index includes
                          securities issued by the U.S.
                          government, corporate bonds, and
                          mortgage- and asset-backed
                          securities. Although the Fund
                          emphasizes high- and medium-quality
                          debt securities, it will assume some
                          credit risk to achieve higher yield
                          and/or capital appreciation by
                          buying lower-quality (junk) bonds.
--------------------------------------------------------------------------------------------------------

                                     111


--------------------------------------------------------------------------------------------------------
RiverSource Variable      High level of current income and, as   RiverSource Investments, LLC
Portfolio - Diversified   a secondary goal, steady growth of
Equity Income Fund        capital. Under normal market
                          conditions, the Fund invests at
                          least 80% of its net assets in
                          dividend-paying common and preferred
                          stocks. The Fund may invest up to
                          25% of its total assets in foreign
                          investments.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term capital growth. The Fund's   RiverSource Investments, LLC,
Portfolio - Emerging      assets are primarily invested in       adviser; Threadneedle International
Markets Fund              equity securities of emerging market   Limited, an indirect wholly-owned
                          companies. Under normal market         subsidiary of Ameriprise Financial,
                          conditions, at least 80% of the        subadviser.
                          Fund's net assets will be invested
                          in securities of companies that are
                          located in emerging market
                          countries, or that earn 50% or more
                          of their total revenues from goods
                          and services produced in emerging
                          market countries or from sales made
                          in emerging market countries.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term capital growth. The Fund's   RiverSource Investments, LLC, adviser;
Portfolio - Fundamental   assets are primarily invested in       Davis Selected Advisers, L.P.,
Value Fund                equity securities of U.S. companies.   subadviser.
                          Under normal market conditions, the
                          Fund's net assets will be invested
                          primarily in companies with market
                          capitalizations of at least $5
                          billion at the time of the Fund's
                          investment.
--------------------------------------------------------------------------------------------------------

                                     112


--------------------------------------------------------------------------------------------------------
RiverSource Variable      High total return through income and   RiverSource Investments, LLC
Portfolio - Global Bond   growth of capital. Non-diversified
Fund                      mutual fund that invests primarily
                          in debt obligations of U.S. and
                          foreign issuers. Under normal market
                          conditions, the Fund invests at
                          least 80% of its net assets in
                          investment-grade corporate or
                          government debt obligations
                          including money market instruments
                          of issuers located in at least three
                          different countries.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Total return that exceeds the rate     RiverSource Investments, LLC
Portfolio - Global        of inflation over the long-term.
Inflation Protected       Non-diversified mutual fund that,
Securities Fund           under normal market conditions,
                          invests at least 80% of its net
                          assets in inflation-protected debt
                          securities. These securities
                          include inflation-indexed bonds of
                          varying maturities issued by U.S.
                          and foreign governments, their
                          agencies or instrumentalities and
                          corporations.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term capital growth. Invests      RiverSource Investments, LLC
Portfolio - Growth Fund   primarily in common stocks and
                          securities convertible into common
                          stocks that appear to offer growth
                          opportunities. These growth
                          opportunities could result from new
                          management, market developments or
                          technological superiority. The Fund
                          may invest up to 25% of its total
                          assets in foreign investments.
--------------------------------------------------------------------------------------------------------

                                     113


--------------------------------------------------------------------------------------------------------
RiverSource Variable      High current income, with capital      RiverSource Investments, LLC
Portfolio - High Yield    growth as a secondary objective.
Bond Fund                 Under normal market conditions, the
                          Fund invests at least 80% of its net
                          assets in high-yielding, high-risk
                          corporate bonds (junk bonds) issued
                          by U.S. and foreign companies and
                          governments.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      High total return through current      RiverSource Investments, LLC
Portfolio - Income        income and capital appreciation.
Opportunities Fund        Under normal market conditions,
                          invests primarily in
                          income-producing debt securities
                          with an emphasis on the higher rated
                          segment of the high-yield (junk
                          bond) market. The Fund will purchase
                          only securities rated B or above, or
                          unrated securities believed to be of
                          the same quality. If a security
                          falls below a B rating, the Fund may
                          continue to hold the security.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Capital appreciation. Invests          RiverSource Investments, LLC,
Portfolio -               primarily in equity securities of      adviser; Threadneedle International
International             foreign issuers that are believed to   Limited, an indirect wholly-owned
Opportunity Fund          offer strong growth potential. The     subsidiary of Ameriprise Financial,
                          Fund may invest in developed and in    subadviser.
                          emerging markets.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Capital appreciation. Under normal     RiverSource Investments, LLC
Portfolio - Large Cap     market conditions, the Fund invests
Equity Fund               at least 80% of its net assets in
                          equity securities of companies with
                          market capitalization greater than
                          $5 billion at the time of purchase.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term growth of capital. Under     RiverSource Investments, LLC
Portfolio - Large Cap     normal market conditions, the Fund
Value Fund                invests at least 80% of its net
                          assets in equity securities of
                          companies with a market
                          capitalization greater than $5
                          billion. The Fund may also invest in
                          income-producing equity securities
                          and preferred stocks.
--------------------------------------------------------------------------------------------------------

                                     114


--------------------------------------------------------------------------------------------------------
RiverSource Variable      Growth of capital. Under normal        RiverSource Investments, LLC
Portfolio - Mid Cap       market conditions, the Fund invests
Growth Fund               at least 80% of its net assets at
                          the time of purchase in equity
                          securities of mid capitalization
                          companies. The investment manager
                          defines mid-cap companies as those
                          whose market capitalization (number
                          of shares outstanding multiplied by
                          the share price) falls within the
                          range of the Russell Midcap(R) Growth
                          Index.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term growth of capital. Under     RiverSource Investments, LLC
Portfolio - Mid Cap       normal circumstances, the Fund
Value Fund                invests at least 80% of its net
                          assets (including the amount of any
                          borrowings for investment purposes)
                          in equity securities of medium-sized
                          companies. Medium-sized companies
                          are those whose market
                          capitalizations at the time of
                          purchase fall within the range of
                          the Russell Midcap(R) Value Index.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term capital appreciation. The    RiverSource Investments, LLC
Portfolio - S&P 500       Fund seeks to provide investment
Index Fund                results that correspond to the total
                          return (the combination of
                          appreciation and income) of
                          large-capitalization stocks of U.S.
                          companies. The Fund invests in
                          common stocks included in the
                          Standard & Poor's 500 Composite
                          Stock Price Index (S&P 500). The S&P
                          500 is made up primarily of
                          large-capitalization companies that
                          represent a broad spectrum of the
                          U.S. economy.
--------------------------------------------------------------------------------------------------------

                                     115


--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term growth of capital. Invests   RiverSource Investments, LLC,
Portfolio - Select        primarily in equity securities of      adviser; Systematic Financial
Value Fund                mid cap companies as well as           Management, L.P. and WEDGE Capital
                          companies with larger and smaller      Management L.L.P., subadvisers
                          market capitalizations. The Fund
                          considers mid-cap companies to be
                          either those with a market
                          capitalization of up to $10 billion
                          or those whose market capitalization
                          falls within range of the Russell
                          3000(R) Value Index.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      High level of current income and       RiverSource Investments, LLC
Portfolio - Short         safety of principal consistent with
Duration U.S.             investment in U.S. government and
Government Fund           government agency securities. Under
                          normal market conditions, at least
                          80% of the Fund's net assets are
                          invested in securities issued or
                          guaranteed as to principal and
                          interest by the U.S. government, its
                          agencies or instrumentalities.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term capital growth. Under        RiverSource Investments, LLC,
Portfolio - Small Cap     normal market conditions, at least     adviser; Kenwood Capital Management
Advantage Fund            80% of the Fund's net assets are       LLC, subadviser
                          invested in equity securities of
                          companies with market capitalization
                          of up to $2 billion or that fall
                          within the range of the Russell
                          2000(R) Index at the time of
                          investment.
--------------------------------------------------------------------------------------------------------
RiverSource Variable      Long-term capital appreciation.        RiverSource Investments, LLC,
Portfolio - Small Cap     Under normal market conditions, at     adviser; River Road Asset Management,
Value Fund                least 80% of the Fund's net assets     LLC, Donald Smith & Co., Inc.,
                          will be invested in small cap          Franklin Portfolio Associates LLC and
                          companies with market                  Barrow, Hanley, Mewhinney & Strauss,
                          capitalization, at the time of         Inc., subadvisers.
                          investment, of up to $2.5 billion or
                          that fall within the range of the
                          Russell 2000(R) Value Index.
--------------------------------------------------------------------------------------------------------

                                     116


--------------------------------------------------------------------------------------------------------
Van Kampen Life           Capital growth and income through      Van Kampen Asset Management
Investment Trust          investments in equity securities,
Comstock Portfolio,       including common stocks, preferred
Class II Shares           stocks and securities convertible
                          into common and preferred stocks.
                          The Portfolio emphasizes value style
                          of investing seeking
                          well-established, undervalued
                          companies believed by the
                          Portfolio's investment adviser to
                          posses the potential for capital
                          growth and income.
--------------------------------------------------------------------------------------------------------
Van Kampen UIF Global     Current income and capital             Morgan Stanley Investment Management
Real Estate Portfolio,    appreciation. Invests primarily in     Inc., doing business as Van Kampen,
Class II Shares           equity securities of companies in      adviser; Morgan Stanley Investment
                          the real estate industry located       Management Limited and Morgan Stanley
                          throughout the world, including real   Investment Management Company,
                          estate operating companies, real       sub-advisers
                          estate investment trusts and foreign
                          real estate companies.
--------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid Cap    Long-term capital growth. Invests      Morgan Stanley Investment Management
Growth Portfolio, Class   primarily in growth-oriented equity    Inc., doing business as Van Kampen.
II Shares                 securities of U.S. mid cap companies
                          and foreign companies, including
                          emerging market securities.
--------------------------------------------------------------------------------------------------------
Wanger International      Long-term growth of capital. Invests   Columbia Wanger Asset Management, L.P.
Small Cap                 primarily in stocks of companies
                          based outside the U.S. with market
                          capitalizations of less than $5
                          billion at time of initial purchase.
--------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller       Long-term growth of capital. Invests   Columbia Wanger Asset Management, L.P.
Companies                 primarily in stocks of small- and
                          medium-size U.S. companies with
                          market capitalizations of less than
                          $5 billion at time of initial
                          purchase.
--------------------------------------------------------------------------------------------------------

                                     117


--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage     Long-term capital appreciation.        Wells Fargo Funds Management, LLC,
VT Opportunity Fund       Invests principally in equity          adviser; Wells Capital Management
                          securities of medium-capitalization    Incorporated, subadviser.
                          companies, defined as those within
                          the range of market capitalizations
                          of companies in the Russell Midcap(R)
                          Index. We reserve the right to hedge
                          the portfolio's foreign currency
                          exposure by purchasing or selling
                          currency futures and foreign
                          currency forward contracts. However,
                          under normal circumstances, we will
                          not engage in extensive foreign
                          currency hedging.
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage     Long-term capital appreciation.        Wells Fargo Funds Management, LLC,
VT Small Cap Growth Fund  Invests principally in equity          adviser; Wells Capital Management
                          securities of small-capitalization     Incorporated, subadviser.
                          companies that we believe have
                          above-average growth potential. We
                          define small-capitalization
                          companies as those with market
                          capitalizations at the time of
                          purchase of less than $2 billion.
--------------------------------------------------------------------------------------------------------

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(   1 + i  ) (TO THE POWER OF n/12) - 1] =  MVA
                              ------------
                              1 + j + .001

Where i = rate earned in the GPA from which amounts are being transferred or surrendered.
      j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
      n = number of months remaining in the current Guarantee Period (rounded up to the next month).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

  $1,000 X  [(    1.030    ) (TO THE POWER OF 84/12) - 1] = -$39.84
             ---------------
             1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

  $1,000 X  [(    1.030    ) (TO THE POWER OF 84/12) - 1] = $27.61
             ---------------
             1 + .025 + .001

In this example, the MVA is a positive $27.61.

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

APPENDIX C: EXAMPLE -- SURRENDER CHARGES

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE VARIOUS SURRENDER CHARGE CALCULATIONS. THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:
This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment; and

o you surrender the contract for its total value during the fourth contract year. The surrender charge percentage is 7.0%; and

o    you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER
WHERE THERE IS A LOSS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT      CONTRACT
                                                                              WITH GAIN     WITH LOSS
                                 Contract Value at time of full surrender:   $120,000.00   $ 80,000.00
                                      Contract Value on prior anniversary:    115,000.00     85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
                                                 Earnings in the contract:     20,000.00          0.00
                            10% of the prior anniversary's contract value:     11,500.00      8,500.00
                                                                             -----------   -----------
                                                        Total Free Amount:     20,000.00      8,500.00

STEP 2. We determine the TFA that is from Purchase Payments:
                                                        Total Free Amount:     20,000.00      8,500.00
                                                 Earnings in the contract:     20,000.00          0.00
                           Purchase Payments being Surrendered Free (PPF):          0.00      8,500.00

STEP 3. We calculate the Premium Ratio (PR):
                                   PR = [WD-TFA] / [CV-TFA]
                                                                      WD =    120,000.00     80,000.00   = the amount of the
                                                                                                           surrender
                                                                     TFA =     20,000.00      8,500.00   = the total free amount,
                                                                                                           step 1
                                                                      CV =    120,000.00     80,000.00   = the contract value at the
                                                                                                           time of the surrender
                                                                      PR =           100%          100%  = the premium ratio

STEP 4. We calculate Chargeable Purchase Payments
        being Surrendered (CPP):
                                   CPP = PR x (PP-PPF)
                                                                      PR =           100%          100%  = premium ratio, step 3
                                                                      PP =    100,000.00    100,000.00   = purchase payments not
                                                                                                           previously surrendered
                                                                     PPF =          0.00      8,500.00   = purchase payments
                                                                                                           being surrendered free,
                                                                                                           step 2
                                                                     CPP =    100,000.00     91,500.00

STEP 5. We calculate the Surrender Charges:
                                             Chargeable Purchase Payments:    100,000.00     91,500.00
                                              Surrender Charge Percentage:             7%            7%
                                                         Surrender Charge:      7,000.00      6,405.00

STEP 6. We calculate the Net Surrender Value:                                 120,000.00     80,000.00
                                               Contract Value Surrendered:     (7,000.00)    (6,405.00)
                           Contract Charge (assessed upon full surrender):        (30.00)       (30.00)
                                              Net Full Surrender Proceeds:    112,970.00     73,565.00

PARTIAL SURRENDER CHARGE CALCULATION - TEN-YEAR SURRENDER CHARGE SCHEDULE:
This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment; and

o you request a partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and

o    you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER
WHERE THERE IS A LOSS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT      CONTRACT
                                                                              WITH GAIN     WITH LOSS
                              Contract Value at time of partial surrender:   $120,000.00   $ 80,000.00
                                      Contract Value on prior anniversary:    115,000.00     85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
                                                 Earnings in the contract:     20,000.00          0.00
                            10% of the prior anniversary's contract value:     11,500.00      8,500.00
                                                                             -----------   -----------
                                                        Total Free Amount:     20,000.00      8,500.00

STEP 2. We determine the TFA that is from Purchase Payments:
                                                        Total Free Amount:     20,000.00      8,500.00
                                                 Earnings in the contract:     20,000.00          0.00
                           Purchase Payments being Surrendered Free (PPF):          0.00      8,500.00

STEP 3. We calculate the Premium Ratio (PR):
                                   PR = [WD-TFA] / [CV-TFA]
                                                                      WD =     50,000.00     50,000.00   = the amount of the
                                                                                                           surrender
                                                                     TFA =     20,000.00      8,500.00   = the total free amount,
                                                                                                           step 1
                                                                      CV =    120,000.00     80,000.00   = the contract value at the
                                                                                                           time of surrender
                                                                      PR =            30%           58%  = the premium ratio

STEP 4. We calculate the Chargeable Purchase Payments
        being Surrendered (CPP):
                                   CPP = PR x (PP - PPF)
                                                                      PR =            30%           58%  = premium ratio, step 3
                                                                      PP =    100,000.00    100,000.00   = purchase payments not
                                                                                                           previously surrendered
                                                                     PPF =          0.00      8,500.00   = purchase payments
                                                                                                           being surrendered free,
                                                                                                           step 2
                                                                     CPP =     30,000.00     53,108.39   = chargeable purchase
                                                                                                           payments being
                                                                                                           surrendered

STEP 5. We calculate the Surrender Charges:
                                             Chargeable Purchase Payments:     30,000.00     53,108.39
                                              Surrender Charge Percentage:             7%            7%
                                                         Surrender Charge:         2,100         3,718

STEP 6. We calculate the Net Surrender Value:
                                               Contract Value Surrendered:     50,000.00     50,000.00
                                                         Surrender Charge:     (2,100.00)    (3,717.59)
                                              Net Full Surrender Proceeds:     47,900.00     46,282.41

FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:
This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment; and

o you surrender the contract for its total value during the second contract year. The surrender charge percentage is 7.0%; and

o    you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER
WHERE THERE IS A LOSS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT      CONTRACT
                                                                              WITH GAIN     WITH LOSS
                                 Contract Value at time of full surrender:   $120,000.00   $ 80,000.00
                                      Contract Value on prior anniversary:    115,000.00     85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
                                                 Earnings in the Contract:     20,000.00          0.00
                            10% of the prior anniversary's contract value:     11,500.00      8,500.00
                                                                             -----------   -----------
                                                        Total Free Amount:     20,000.00      8,500.00

STEP 2. We determine the TFA and Amount Free that is from
        Purchase Payments:
                                                        Total Free Amount:     20,000.00      8,500.00
                                                 Earnings in the contract:     20,000.00          0.00
                           Purchase Payments being Surrendered Free (PPF):          0.00      8,500.00

STEP 3. We calculate the Premium Ratio (PR):
                                   PR = [WD-TFA] / [CV-TFA]
                                                                      WD =    120,000.00     80,000.00   = the amount of the
                                                                                                           surrender
                                                                     TFA =     20,000.00      8,500.00   = the total free amount,
                                                                                                           step 1
                                                                      CV =    120,000.00     80,000.00   = the contract value at the
                                                                                                           time of the surrender
                                                                      PR =           100%          100%

STEP 4. We calculate Chargeable Purchase Payments
        being Surrendered (CPP):
                                   CPP = PR x (PP-PPF)
                                                                      PR =           100%          100%  = premium ratio, step 3
                                                                      PP =    100,000.00    100,000.00   = purchase payments not
                                                                                                           previously surrendered
                                                                     PPF =          0.00      8,500.00   = purchase payments
                                                                                                           being surrendered free,
                                                                                                           step 2
                                                                     CPP =    100,000.00     91,500.00

STEP 5. We calculate the Surrender Charges:
                                             Chargeable Purchase Payments:    100,000.00     91,500.00
                                              Surrender Charge Percentage:             7%            7%
                                                         Surrender Charge:      7,000.00      6,405.00

STEP 6. We calculate the Net Surrender Value:                                 120,000.00     80,000.00
                                               Contract Value Surrendered:     (7,000.00)    (6,405.00)
                           Contract Charge (assessed upon full surrender):        (30.00)       (30.00)
                                              Net Full Surrender Proceeds:    112,970.00     73,565.00

PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:
This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

o    we receive a single $100,000 purchase payment; and

o you request a partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and

o    you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER
WHERE THERE IS A LOSS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               CONTRACT      CONTRACT
                                                                              WITH GAIN     WITH LOSS
                              Contract Value at time of partial surrender:   $120,000.00   $ 80,000.00
                                      Contract Value on prior anniversary:    115,000.00     85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
                                                 Earnings in the contract:     20,000.00          0.00
                            10% of the prior anniversary's contract value:     11,500.00      8,500.00
                                                                             -----------   -----------
                                                        Total Free Amount:     20,000.00      8,500.00

STEP 2. We determine the Amount Free that is from Purchase Payments:
                                                        Total Free Amount:     20,000.00      8,500.00
                                                 Earnings in the contract:     20,000.00          0.00
                           Purchase Payments being Surrendered Free (PPF):          0.00      8,500.00

STEP 3. We calculate the Premium Ratio (PR):
                                   PR = [WD-TFA] / [CV-TFA]
                                                                      WD =     50,000.00     50,000.00   = the amount of the
                                                                                                           surrender
                                                                     TFA =     20,000.00      8,500.00   = the total free amount,
                                                                                                           step 1
                                                                      CV =    120,000.00     80,000.00   = the contract value at the
                                                                                                           time of surrender
                                                                      PR =            30%           58%  = the premium ratio

STEP 4. We calculate the Chargeable Purchase Payments
        being Surrendered (CPP):
                                   CPP = PR x (PP - PPF)
                                                                      PR =            30%           58%  = premium ratio, step 3
                                                                      PP =    100,000.00    100,000.00   = purchase payments not
                                                                                                           previously surrendered
                                                                     PPF =          0.00      8,500.00   = purchase payments
                                                                                                           being surrendered free,
                                                                                                           step 2
                                                                     CPP =     30,000.00     53,108.39   = chargeable purchase
                                                                                                           payments being
                                                                                                           surrendered

STEP 5. We calculate the Surrender Charges:
                                             Chargeable Purchase Payments:     30,000.00     53,108.39
                                              Surrender Charge Percentage:             7%            7%
                                                         Surrender Charge:         2,100         3,718

STEP 6. We calculate the Net Surrender Value:
                                               Contract Value Surrendered:     50,000.00     50,000.00
                                                         Surrender Charge:     (2,100.00)    (3,717.00)
                                              Net Full Surrender Proceeds:     47,900.00     46,282.41

APPENDIX D: EXAMPLE -- OPTIONAL DEATH BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.

EXAMPLE -- ROPP DEATH BENEFIT

o You purchase the contract (with the ROPP rider) with a payment of $20,000.

o The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

                  We calculate the death benefit as follows:

                  The total purchase payments minus adjustments for partial surrenders:

                  Total purchase payments                                       $ 20,000

                  minus adjusted partial surrenders, calculated as:

                  $1,500 x $20,000
                  ---------------- =                                             - 1,667
                      $18,000                                                   --------

                  for a death benefit of:                                       $ 18,333

EXAMPLE -- MAV DEATH BENEFIT

o You purchase the contract (with the MAV rider) with a payment of $20,000.

o     On the first contract anniversary the contract value grows to $24,000.

o During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

                  We calculate the death benefit as follows:

                  The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

                  Greatest of your contract anniversary contract values:        $ 24,000

                  plus purchase payments made since that anniversary:                + 0

                  minus adjusted partial surrenders, calculated as:

                  $1,500 x $24,000
                  ---------------- =                                             - 1,636
                      $22,000                                                   --------

                  for a death benefit of:                                       $ 22,364

EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

o You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.

o    On the fifth contract anniversary the contract value grows to $30,000.

o During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

                  We calculate the death benefit as follows:

                  The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

                  Greatest of your 5-year contract anniversary contract values:   $ 30,000

                  plus purchase payments made since that anniversary:                  + 0

                  minus adjusted partial surrenders, calculated as:

                  $1,500 x $30,000
                  ---------------- =                                               - 1,800
                      $25,000                                                     --------

                  for a death benefit of:                                         $ 28,200

EXAMPLE -- EEB DEATH BENEFIT

o You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

o During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

o On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

      MAV death benefit amount (contract value):                                  $ 110,000
      plus the EEB which equals 40% of earnings
         at death (MAV death benefit amount minus payments not
         previously surrendered):

         0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                  ---------
      Total death benefit of:                                                     $ 114,000

o On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

      MAV death benefit amount (maximum anniversary value):                       $ 110,000
      plus the EEB (40% of earnings at death):

         0.40 x ($110,000 - $100,000) =                                              +4,000
                                                                                  ---------
      Total death benefit of:                                                     $ 114,000

o During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

      MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                  ($50,000 x $110,000)
      $110,000 -  --------------------  =                                         $  57,619
                       $105,000

      plus the EEB (40% of earnings at death):
         0.40 x ($57,619 - $55,000) =                                                +1,048
                                                                                  ---------
      Total death benefit of:                                                     $  58,667

o On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.

o On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

      MAV death benefit amount (contract value):                 $ 200,000
      plus the EEB (40% of earnings at death)
         0.40 x 2.50 x ($55,000) =                                 +55,000
                                                                 ---------
      Total death benefit of:                                    $ 255,000

o During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

      MAV death benefit amount (contract value less purchase
         payment credits reversed)                               $ 250,000
      plus the EEB (40% of earnings at death)
         0.40 x 2.50 x ($55,000) =                                 +55,000
                                                                 ---------
      Total death benefit of:                                    $ 305,000

o During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

      MAV death benefit amount (contract value):                 $ 250,500
         plus the EEB which equals 40% of earnings
         at death (the standard death benefit amount minus
         payments not previously surrendered):
         0.40 x ($250,500 - $105,000) =                            +58,200
                                                                 ---------
      Total death benefit of:                                    $ 308,700

EXAMPLE -- EEP DEATH BENEFIT

o You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

o During the first contract year the contract value grows to $105,000. The death benefit on equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

o On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit equals:

      MAV death benefit amount (contract value):                 $ 110,000
      plus the EEP Part I which equals 40% of earnings
         at death (the MAV death benefit amount minus
         purchase payments not previously surrendered):
         0.40 x ($110,000 - $100,000) =                             +4,000
                                                                 ---------
      Total death benefit of:                                    $ 114,000

o On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

      MAV death benefit amount (maximum anniversary value):      $ 110,000
      plus the EEP Part I (40% of earnings at death):
         0.40 x ($110,000 - $100,000) =                             +4,000
      plus the EEP Part II which in the third contract year
         equals 10% of exchange purchase payments identified at
         issue and not previously surrendered:
         0.10 x $100,000 =                                         +10,000
                                                                 ---------
      Total death benefit of:                                    $ 124,000

o During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:


     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

                    ($50,000 x $110,000)
         $110,000 - -------------------- =                       $  57,619
                          $105,000

                                     126


      plus the EEP Part I (40% of earnings at death):
         0.40 x ($57,619 - $55,000) =                               +1,048
      plus the EEP Part II which in the third contract year
         equals 10% of exchange purchase payments identified at
         issue and not previously surrendered:
         0.10 x $55,000 =                                           +5,500
                                                                 ---------
      Total death benefit of:                                    $  64,167

o On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.

o On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit equals:

      MAV death benefit amount (contract value):                 $ 200,000
      plus the EEP Part I (40% of earnings at death)
         .40 x (2.50 x $55,000) =                                  +55,000
      plus the EEP Part II which after the fourth contract
         year equals 20% of exchange purchase payments
         identified at issue and not previously surrendered:
         0.20 x $55,000 =                                          +11,000
                                                                 ---------
      Total death benefit of:                                    $ 266,000

o During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit equals:

      MAV death benefit amount (contract value less purchase
         payment credits reversed):                              $ 250,000
      plus the EEP Part I (40% of earnings at death)
         .40 x (2.50 x $55,000) =                                  +55,000
      plus the EEP Part II, which after the fourth contract
         year equals 20% of exchange purchase payments
         identified at issue and not previously surrendered:
         0.20 x $55,000 =                                          +11,000
                                                                 ---------
      Total death benefit of:                                    $ 316,000

o During the eleventh contract year the contract value remains $250,500 and the "new" purchase payment is now one year old. The value of the EEP
      Part I changes but the value of the EEP Part II remains constant. The death benefit equals:

      MAV death benefit amount (contract value):                 $ 250,500
      plus the EEP Part I which equals 40% of earnings
         at death (the MAV death benefit minus payments not
         previously surrendered):
         0.40 x ($250,500 - $105,000) =                            +58,200
      plus the EEP Part II, which after the fourth contract
         year equals 20% of exchange purchase payments
         identified at issue and not previously surrendered:
         0.20 x $55,000 =                                          +11,000
                                                                 ---------
      Total death benefit of:                                    $ 319,700

APPENDIX E: EXAMPLE -- OPTIONAL LIVING BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.

EXAMPLE -- ACCUMULATION BENEFIT
The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes:


o You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.


o    You make no additional purchase payments.

o    You do not exercise the Elective Step-up option

o    The Accumulation Benefit rider fee is 0.60%.

                         ASSUMED NET     PARTIAL SURRENDER         ADJUSTED                  ACCUMULATION
END OF CONTRACT YEAR   RATE OF RETURN   (BEGINNING OF YEAR)   PARTIAL SURRENDER     MCAV    BENEFIT AMOUNT   CONTRACT VALUE
          1                 12%                     0                    0        100,000            0           111,328
          2                 15%                     0                    0        102,422            0           127,259
          3                  3%                     0                    0        104,861            0           130,290
          4                 -8%                     0                    0        104,861            0           119,148
          5                -15%                     0                    0        104,861            0           100,647
          6                 20%                 2,000                2,084        102,778            0           117,666
          7                 15%                     0                    0        108,252            0           134,504
          8                -10%                     0                    0        108,252            0           120,327
          9                -20%                 5,000                4,498        103,754            0            91,639
         10                -12%                     0                    0        103,754       23,734           103,754

EXAMPLE -- GWB FOR LIFE RIDER

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
o    You purchase the RAVA 4 Select contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 60.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                          HYPOTHETICAL            BASIC WITHDRAWAL BENEFIT              LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                    ASSUMED   ------------------------------------------------  ---------------------------
DURATION         PURCHASE      PARTIAL      CONTRACT
IN YEARS         PAYMENTS    WITHDRAWALS      VALUE      GBA            RBA        GBP          RBP        ALP           RALP
At Issue        $ 100,000      $   N/A     $ 100,000  $ 100,000      $100,000      $7,000       $7,000     $   N/A       $   N/A
0.5                     0        7,000        92,000    100,000        93,000       7,000            0         N/A           N/A
1                       0            0        91,000    100,000        93,000       7,000        7,000         N/A           N/A
1.5                     0        7,000        83,000    100,000        86,000       7,000            0         N/A           N/A
2                       0            0        81,000    100,000        86,000       7,000        7,000         N/A           N/A
5                       0            0        75,000    100,000        86,000       7,000        7,000       5,160(1)      5,160(1)
5.5                     0        5,160        70,000    100,000        80,840       7,000        1,840       5,160             0
6                       0            0        69,000    100,000        80,840       7,000        7,000       5,160         5,160
6.5                     0        7,000        62,000    100,000        73,840       7,000            0       3,720(2)          0
7                       0            0        70,000    100,000        73,840       7,000        7,000       4,200         4,200
7.5                     0       10,000        51,000     51,000(3)     51,000(3)    3,570            0       3,060(3)          0
8                       0            0        55,000     55,000        55,000       3,850        3,850       3,300         3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
o    You purchase the RAVA 4 Select contract with a payment of $100,000.

o    You are the sole owner and also the annuitant. You are age 65.

o    You make no additional payments to the contract.

o Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                        HYPOTHETICAL              BASIC WITHDRAWAL BENEFIT               LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                   ASSUMED     ------------------------------------------------- ---------------------------
DURATION     PURCHASE       PARTIAL       CONTRACT
IN YEARS     PAYMENTS     WITHDRAWALS       VALUE        GBA           RBA          GBP        RBP           ALP           RALP
At Issue    $ 100,000       $   N/A       $100,000     $100,000      $100,000       $7,000     $7,000        $6,000        $6,000
1                   0             0        105,000      105,000       105,000        7,350      7,000(1)      6,300         6,000(1)
2                   0             0        110,000      110,000       110,000        7,700      7,000(1)      6,600         6,000(1)
3                   0             0        110,000      110,000       110,000        7,700      7,700(2)      6,600         6,600(2)
3.5                 0         6,600        110,000      110,000       103,400        7,700      1,100         6,600             0
4                   0             0        115,000      115,000       115,000        8,050      8,050         6,900         6,900
4.5                 0         8,050        116,000      115,000       106,950        8,050          0         6,900(3)          0
5                   0             0        120,000      120,000       120,000        8,400      8,400         7,200         7,200
5.5                 0        10,000        122,000      120,000(4)    110,000(4)     8,400          0         7,200(4)          0
6                   0             0        125,000      125,000       125,000        8,750      8,750         7,500         7,500


                                     129


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively. (3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.



EXAMPLE - SECURESOURCE(SM) RIDERS

EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are the sole owner and also the annuitant. You are age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.


                                        HYPOTHETICAL              BASIC WITHDRAWAL BENEFIT            LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                   ASSUMED     ---------------------------------------------- ---------------------------
DURATION     PURCHASE       PARTIAL       CONTRACT
IN YEARS     PAYMENTS     WITHDRAWALS       VALUE        GBA           RBA           GBP        RBP        ALP        RALP
 At Issue    $100,000          $N/A       $100,000     $100,000      $100,000       $7,000     $7,000      $N/A        $N/A
 0.5                0         5,000         92,000      100,000        95,000        7,000      2,000       N/A         N/A
 1                  0             0         90,000       90,000(1)     90,000(1)     6,300      6,300       N/A         N/A
 2                  0             0         81,000       90,000        90,000        6,300      6,300       N/A         N/A
 5                  0             0         75,000       90,000        90,000        6,300      6,300     5,400(2)     5,400(2)
 5.5                0         5,400         70,000       90,000        84,600        6,300        900     5,400           0
 6                  0             0         69,000       90,000        84,600        6,300      6,300     5,400       5,400
 6.5                0         6,300         62,000       90,000        78,300        6,300          0     3,720(3)        0
 7                  0             0         64,000       90,000        78,300        6,300      6,300     3,840       3,840
 7.5                0        10,000         51,000       51,000(4)     51,000(4)     3,570          0     3,060(4)        0
 8                  0             0         55,000       55,000        55,000        3,850      3,850     3,300       3,300


                                     130



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior
RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are the sole owner and also the annuitant. You are age 65.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

                                        HYPOTHETICAL              BASIC WITHDRAWAL BENEFIT            LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                   ASSUMED     ---------------------------------------------- ---------------------------
DURATION     PURCHASE       PARTIAL       CONTRACT
IN YEARS     PAYMENTS     WITHDRAWALS       VALUE        GBA           RBA           GBP        RBP        ALP        RALP
 At Issue    $100,000          $N/A       $100,000     $100,000      $100,000       $7,000     $7,000    $6,000      $6,000
 1                  0             0        105,000      105,000       105,000        7,350      7,000(1)  6,300       6,000(1)
 2                  0             0        110,000      110,000       110,000        7,700      7,000(1)  6,600       6,000(1)
 3                  0             0        110,000      110,000       110,000        7,700      7,700(2)  6,600       6,600(2)
 3.5                0         6,600        110,000      110,000       103,400        7,700      1,100     6,600           0
 4                  0             0        115,000      115,000       115,000        8,050      8,050     6,900       6,900
 4.5                0         8,050        116,000      115,000       106,950        8,050          0     6,900(3)        0
 5                  0             0        120,000      120,000       120,000        8,400      8,400     7,200       7,200
 5.5                0        10,000        122,000      120,000(4)    110,000(4)     8,400          0     7,200(4)        0
 6                  0             0        125,000      125,000       125,000        8,750      8,750     7,500       7,500
 6.5                0             0        110,000      125,000       125,000        8,750      8,750     6,600(5)    6,600(5)
 7                  0             0        105,000      125,000       125,000        8,750      8,750     6,600       6,600


                                     131



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
o You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

o    You are age 59 and your spouse is age 60.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

o Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                        HYPOTHETICAL              BASIC WITHDRAWAL BENEFIT            LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                   ASSUMED     ---------------------------------------------- ---------------------------
DURATION     PURCHASE       PARTIAL       CONTRACT
IN YEARS     PAYMENTS     WITHDRAWALS       VALUE        GBA           RBA           GBP       RBP       ALP        RALP
 At Issue    $100,000          $N/A       $100,000     $100,000     $100,000        $7,000   $7,000      $N/A        $N/A
 0.5                0         5,000         92,000      100,000       95,000         7,000    2,000       N/A         N/A
 1                  0             0         90,000       90,000(1)    90,000(1)      6,300    6,300       N/A         N/A
 2                  0             0         81,000       90,000       90,000         6,300    6,300       N/A         N/A
 6                  0             0         75,000       90,000       90,000         6,300    6,300     5,400(2)    5,400(2)
 6.5                0         5,400         70,000       90,000       84,600         6,300      900     5,400           0
 7                  0             0         69,000       90,000       84,600         6,300    6,300     5,400       5,400
 7.5                0         6,300         62,000       90,000       78,300         6,300        0     3,720(3)        0
 8                  0             0         64,000       90,000       78,300         6,300    6,300     3,840       3,840
 8.5                0        10,000         51,000       51,000(4)    51,000(4)      3,570        0     3,060(4)        0
 9                  0             0         55,000       55,000       55,000         3,850    3,850     3,300       3,300
 9.5                0             0         54,000       55,000       55,000         3,850    3,850     3,300       3,300
 10                 0             0         52,000       55,000       55,000         3,850    3,850     3,300       3,300


                                     132



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.

(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior
RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
o You purchase the contract with a payment of $100,000 and make no additional payments to the contract

o    You are age 71 and your spouse is age 70.

o Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

o Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                        HYPOTHETICAL              BASIC WITHDRAWAL BENEFIT            LIFETIME WITHDRAWAL BENEFIT
CONTRACT                                   ASSUMED     ---------------------------------------------- ---------------------------
DURATION     PURCHASE       PARTIAL       CONTRACT
IN YEARS     PAYMENTS     WITHDRAWALS       VALUE        GBA           RBA           GBP        RBP        ALP        RALP
 At Issue    $100,000          $N/A       $100,000    $100,000     $100,000        $7,000     $7,000     $6,000      $6,000
 1                  0             0        105,000     105,000      105,000         7,350      7,000(1)   6,300       6,000(1)
 2                  0             0        110,000     110,000      110,000         7,700      7,000(1)   6,600       6,000(1)
 3                  0             0        110,000     110,000      110,000         7,700      7,700(2)   6,600       6,600(2)
 3.5                0         6,600        110,000     110,000      103,400         7,700      1,100      6,600           0
 4                  0             0        115,000     115,000      115,000         8,050      8,050      6,900       6,900
 4.5                0         8,050        116,000     115,000      106,950         8,050          0      6,900(3)        0
 5                  0             0        120,000     120,000      120,000         8,400      8,400      7,200       7,200
 5.5                0        10,000        122,000     120,000(4)   110,000(4)      8,400          0      7,200(4)        0
 6                  0             0        125,000     125,000      125,000         8,750      8,750      7,500       7,500
 6.5                0             0        110,000     125,000      125,000         8,750      8,750      7,500       7,500
 7                  0             0        105,000     125,000      125,000         8,750      8,750      7,500       7,500


                                     133



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.

(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

APPENDIX F: ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource(SM) rider or GWB for Life rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.


For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, the amount you withdraw each year from this contract to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     o A Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     o Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


     o Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the SecureSource(SM) rider or GWB for Life rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,


     o A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of RALP from the beginning of the current contract year.

     o Any withdrawals taken in a contract year will count first against and reduce the RALP for that Contract Year.

     o Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

     o Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) or GWB for Life rider.


(3) If the ALP is established on a contract anniversary where your current ALERMDA is greater than the new RALP,

     o An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     o This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The ALERMDA is:

(1)  determined by us each calendar year;

(2)  based on the value of this contract alone on the date it is determined;


(3) based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code (applicable only to SecureSource(SM) riders) and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:


1.   IRAs under Section 408(b) of the Code;

2.   Roth IRAs under Section 408A of the Code;

3.   SIMPLE IRAs under Section 408A of the Code;

4.   Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the
     Code;

5.   Custodial and investment only plans under Section 401(a) of the Code;

6.   TSAs under Section 403(b) of the Code.


In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider or GWB for Life rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource(SM) rider or GWB for Life rider.

APPENDIX G: CONDENSED FINANCIAL INFORMATION
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parenthesis.

We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2006.

[TO BE FILED BY AMENDMENT]

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts..............................p.3

Rating Agencies..........................................p.4

Revenues Received During Calendar Year 2006..............p.4

Principal Underwriter....................................p.5

Independent Registered Public Accounting Firm............p.5

Financial Statements

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919

   RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Company. Both companies are affiliated with Ameriprise Financial Services, Inc.
           (C) 2007 Ameriprise Financial, Inc. All rights reserved.

S-6503 D (5/07)

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
              RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY(R)
          RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY(R) - BAND 3
         RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY
           RIVERSOURCE RETIREMENT ADVISOR SELECT(R) VARIABLE ANNUITY
     RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY - BAND 3
       RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS(R) VARIABLE ANNUITY
        RIVERSOURCE RETIREMENT ADVISOR SELECT PLUS(R) VARIABLE ANNUITY RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY
         RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(SM) VARIABLE ANNUITY
                   RIVERSOURCE(R) FLEXIBLE PORTFOLIO ANNUITY

                        RIVERSOURCE VARIABLE ACCOUNT 10
                   (previously IDS LIFE VARIABLE ACCOUNT 10)

                                  SEPT. __, 2007


RiverSource Variable Account 10 is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

This SAI contains financial information for all the subaccounts of RiverSource Variable Account 10. Not all subaccounts of RiverSource Variable Account 10 apply to your specific contract.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS

Calculating Annuity Payouts ...........................................  p. 3

Rating Agencies .......................................................  p. 4

Revenues Received During Calendar Year 2006 ...........................  p. 4

Principal Underwriter .................................................  p. 5

Independent Registered Public Accounting Firm .........................  p. 5

Financial Statements

CORPORATE CONSOLIDATION

On Dec. 31, 2006, American Enterprise Life Insurance Company and American Partners Life Insurance Company merged into their parent company, IDS Life Insurance Company (IDS Life). At that time, IDS Life changed its name to RiverSource Life Insurance Company. This merger helped simplify the overall corporate structure because the three life insurance companies were consolidated into one. This consolidation and renaming did not have any adverse effect on the features or benefits of any contract.


2 - RIVERSOURCE VARIABLE ACCOUNT 10

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNT

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payout, we:

o determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

o    the annuity unit value on the valuation date; by

o    the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

o    the net investment factor; and

o    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

o adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.


RIVERSOURCE VARIABLE ACCOUNT 10 - 3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to RiverSource Life, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                       www.ambest.com

Fitch                                                     www.fitchratings.com

Moody's                                               www.moodys.com/insurance

Standard & Poor's                                     www.standardandpoors.com

A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.

REVENUES RECEIVED DURING CALENDAR YEAR 2006:

The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2006. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.

--------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                $14,119,393.11
Wanger Advisors Trust                                                  $ 9,994,792.02
Franklin(R) Templeton(R) Variable Insurance Products Trust             $ 9,889,398.02
American Century(R) Variable Portfolios, Inc.                          $ 8,111,950.96
AllianceBernstein Variable Products Series Fund, Inc.                  $ 6,935,380.14
AIM Variable Insurance Funds                                           $ 6,806,164.35
Goldman Sachs Variable Insurance Trust                                 $ 6,192,884.80
Oppenheimer Variable Account Funds                                     $ 5,619,718.04
Van Kampen Life Investment Trust                                       $ 4,719,402.91
MFS(R) Variable Insurance Trust(SM)                                    $ 3,669,262.58
Putnam Variable Trust                                                  $ 3,209,435.18
Wells Fargo Advantage Variable Trust Funds                             $ 1,839,774.87
Evergreen Variable Annuity Trust                                       $ 1,525,346.92
Credit Suisse Trust                                                    $ 1,417,351.20
Janus Aspen Series                                                     $ 1,336,421.58
Lazard Retirement Series, Inc.                                         $ 1,320,263.36
Columbia Funds Variable Insurance Trust                                $ 1,225,769.87
Third Avenue Variable Series Trust                                     $   988,460.13
Royce Capital Fund                                                     $   812,542.64
Pioneer Variable Contracts Trust                                       $   433,483.35
PIMCO Variable Insurance Trust                                         $   319,348.24
The Universal Institutional Funds, Inc.                                $   208,788.04
Calvert Variable Series, Inc.                                          $   201,270.34
Neuberger Berman Advisers Management Trust                             $   157,988.04
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund         $   143,753.64
STI Classic Variable Trust                                             $    38,512.36
Premier VIT                                                            $    13,581.86
Baron Capital Funds Trust                                              $     7,097.88
J.P. Morgan Series Trust II                                            $     4,376.19
Legg Mason Partners Variable Portfolios                                $       885.00
--------------------------------------------------------------------------------------

If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Portfolio Funds or their affiliates would be at the top of the list.


4 - RIVERSOURCE VARIABLE ACCOUNT 10

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.

Prior to Jan. 1, 2007, IDS Life served as the principal underwriter for the contracts. For the past three years, the aggregate dollar amount of underwriting commissions paid to IDS Life for the variable account has been:
2006: $290,026,122; 2005: $197,139,903 and 2004: $122,265,642. IDS Life
retained no underwriting commission from the sale of the contracts.

Effective Jan. 1, 2007, RiverSource Distributors became the principal underwriter for the contracts. RiverSource Distributors retains no underwriting commissions from the sale of the contracts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited the consolidated financial statements of RiverSource Life Insurance Company at Dec. 31, 2006 and 2005, and for each of the three years in the period ended Dec. 31, 2006, and the individual financial statements of the segregated asset subaccounts of the RiverSource Variable Account 10 which includes RiverSource Retirement Advisor Variable Annuity, RiverSource Retirement Advisor Variable Annuity - Band 3, RiverSource Retirement Advisor Advantage Variable Annuity, RiverSource Retirement Advisor Select Variable Annuity, RiverSource Retirement Advisor Advantage Variable Annuity - Band 3, RiverSource Retirement Advisor Advantage Plus Variable Annuity, RiverSource Retirement Advisor Select Plus Variable Annuity, RiverSource Retirement Advisor 4 Advantage Variable Annuity, RiverSource Retirement Advisor 4 Select Variable Annuity, RiverSource Retirement Advisor 4 Access Variable Annuity and RiverSource Flexible Portfolio Annuity at Dec. 31, 2006, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.


FINANCIAL STATEMENTS

[to be filed by Amendment]


RIVERSOURCE VARIABLE ACCOUNT 10 - 5

                                                               S-6325 E (5/07)

PART C.

Item 24. Financial Statements and Exhibits

(a)  Financial statements included in Part B of this Registration Statement:

     to be filed by Amendment

(b)  Exhibits:

1.1 Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2 Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4 Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.6 Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7 Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8 Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

1.9 Resolution of the Board of Directors of IDS Life Insurance Company establishing 6 additional subaccounts within the separate account, dated August 12, 2004 filed electronically as Exhibit 1.9 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.10 Resolution of the Board of Directors of IDS Life Insurance Company establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.10 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.11 Resolution of the Board of Directors establishing 18 additional subaccounts within the separate accounts dated April 12, 2006 filed electronically as Exhibit 1.11 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

1.12 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement
         No. 333-69777 is incorporated by reference.

2.       Not applicable.

3. Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31043) filed electronically as Exhibit 4.1 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.2 Form of Deferred Annuity Contract for tax qualified contracts (form 31044) filed electronically as Exhibit 4.2 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.3 Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.4 Form of Deferred Annuity Contract for non-qualified contracts (form 31046) filed electronically as Exhibit 4.4 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.5 Form of Deferred Annuity Contract for tax qualified contracts (form 31047) filed electronically as Exhibit 4.5 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.6 Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.7      Form of TSA Endorsement (form 31049), filed electronically as Exhibit
         4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

4.8 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.9 Form of Enhanced Earnings Death Benefit Rider, filed electronically as Exhibit 4.9 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.10 Form of Enhanced Earnings Plus Death Benefit Rider, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.11 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.12 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.13 Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.14 Form of Deferred Annuity Contract for non-qualified contracts (form 131041) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.15 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043 A) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.16 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041 A) filed electronically as Exhibit 4.16 to
         Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.17 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage Variable Annuity (form 131101), filed electronically as
         Exhibit 4.17 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.18 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102), filed electronically as
         Exhibit 4.18 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.19 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Access Variable Annuity (form 131103), filed electronically as
         Exhibit 4.19 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.20     Form of TSA Endorsement (form 131068), filed electronically as
         Exhibit 4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.21 Form of Return of Purchase Payments Rider (form 131072), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.22 Form of Maximum Anniversary Value Death Benefit Rider (form 131031), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.23 Form of 5-Year Maximum Anniversary Value Death Benefit Rider (form 131071), filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.24 Form of Enhanced Earnings Death Benefit Rider (form 131032 A), filed electronically as Exhibit 4.21 to Post-Effective Amendment No.21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.25 Form of Enhanced Earnings Plus Death Benefit Rider (form 131033 A), filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.26 Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.27     Form of Guarantee Period Accounts Rider filed electronically as
         Exhibit 4.24 to Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

4.28 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 131034) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 29 to Registration Statement No. 333-79311, filed on or about Oct. 21, 2004, is incorporated by reference.

4.29 Form of Guaranteed Minimum Accumulation Benefit Rider (GMAB) (form 131035) filed electronically as Exhibit 4.29 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

4.30 Form of Portfolio Navigator Model Portfolio Rider (form 131070C) filed electronically as Exhibit 4.30 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

4.31 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Withdrawal Benefit for Life), filed electronically as Exhibit 4.31 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.32 Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed electronically as Exhibit 4.32 to Registrant's Post-Effective Amendment No. 41 to Registration
         Statement No. 333-79311 filed on or about Jan. 2, 2007, is incorporated by reference.

4.33     Form of SecureSource Joint Life rider to be filed by Amendment.

4.34     Form of SecureSource Single Life rider to be filed by Amendment.

5. Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.3 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.       Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h) (1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777is incorporated herein by reference.

8.3 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.4 Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.5 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.6 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as
         Exhibit 8.6 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.7 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.8 Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h) (6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.10 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as Exhibit 8.7 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

8.12 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27(h)(24) to Post Effective Amendment No.28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.13 Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus Apsen Series filed electronically as
         Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.14 Copy of Amended and Restated Participation Agreement by and among IDS Life Insurance Company, American Enterprise Life Insurance Company, Ameriprise Financial Services, Inc., Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc., dated Oct. 16, 2006, filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.15 Copy of Fund Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.16 Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.17 Copy of Participation Agreement Among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.18 Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.19 Copy of Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and IDS Life Insurance Company, dated Jan. 12, 2004 filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

8.20 Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.21 Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, among Pioneer Variable Contracts Trust, IDS Life Insurance Company, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. filed electronically as Exhibit 27(h)(15) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.22 Copy of Participation Agreement by and among IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.23 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as
         Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.24 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and RiverSource Life Insurance Company, dated Jan. 1, 2007, filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.25 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.26 Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 27(h)(18) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.27 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as
         Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.28 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company dated August 30, 1999 filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.29 Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company and Wells Fargo Funds Distributors, LLC dated Jan. 1, 2007, filed electronically as
         Exhibit 8.29 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

9. Opinion of counsel and consent to its use as the legality of the securities being registered to be filed by Amendment.

10. Consent of Independent Registered Public Accounting Firm to be filed by Amendment.

11.      None

12.      Not applicable.

13. Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 2, 2007 filed electronically as Exhibit 13 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

14.      Not applicable.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance
---------------------------------------------------------------------------
Company
-------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------
Neysa M. Alecu                                         Anti-Money Laundering Officer

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Kent M. Bergene                                        Vice President - Affiliated Investments

Walter S. Berman                                       Vice President and Treasurer

Richard N. Bush                                        Senior Vice President - Corporate Tax

Pat H. Carey                                           Vice President-Fund Relations

Charles R. Caswell                                     Reinsurance Officer

Mark Gorham                                            Illustration Actuary

Jim Hamalainen                                         Vice President - Investments

Timothy J. Masek                                       Vice President - Investments

Michelle M. Keeley                                     Vice President - Investments

Brian J. McGrane                                       Director, Executive Vice President
                                                       and Chief Financial Officer

Thomas R. Moore                                        Secretary

Thomas W. Murphy                                       Vice President - Investments

Benji Orr                                              Deputy Anti-Money Laundering Officer

Kevin E. Palmer                                        Director, Vice President and Chief Actuary

Julie A. Ruether                                       Chief Compliance Officer - Separate Accounts
                                                       and Assistant Secretary

Bruce H. Saul                                          Assistant General Counsel and Assistant Secretary

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Heather M. Somers                                      Assistant General Counsel and Assistant Secretary

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

* Unless otherwise noted, the business address is 70100 Amerprise Financial Center,
  Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Advisory Capital Strategies Group Inc.                                                    Minnesota
AEXP Affordable Housing Portfolio LLC                                                     Delaware
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                                             Wisconsin
Ameriprise Bank, FSB                                                                      United States of America
Ameriprise Certificate Company                                                            Delaware
Ameriprise Financial Services Inc.                                                        Delaware
Ameriprise India Private Limited                                                          India
Ameriprise Insurance Company                                                              Wisconsin
Ameriprise Trust Company                                                                  Minnesota
Amex Assurance Company                                                                    Illinois
Boston Equity General Partner LLC                                                         Delaware
IDS Cable Corporation                                                                     Minnesota
IDS Cable II Corporation                                                                  Minnesota
IDS Capital Holdings Inc.                                                                 Minnesota
IDS Futures Corporation                                                                   Minnesota
IDS Management Corporation                                                                Minnesota
IDS Partnership Services Corporation                                                      Minnesota
IDS Property Casualty Insurance Company                                                   Wisconsin
IDS Realty Corporation                                                                    Minnesota
IDS REO 1, LLC                                                                            Minnesota
IDS REO 2, LLC                                                                            Minnesota
Investors Syndicate Development Corp.                                                     Nevada
Kenwood Capital Management LLC (51.1% owned)                                              Delaware
MM Asset Management Ltd.                                                                  England
Realty Assets, Inc.                                                                       Nebraska
RiverSource Distributors, Inc.                                                            Delaware
RiverSource Investments LLC                                                               Minnesota
RiverSource Life Insurance Company                                                        Minnesota
RiverSource Life Insurance Co. of New York                                                New York
RiverSource Service Corporation                                                           Minnesota
RiverSource Tax Advantaged Investments, Inc.                                              Delaware
Securities America Advisors, Inc.                                                         Nebraska
Securities America Financial Corporation                                                  Nebraska
Securities America, Inc.                                                                  Nebraska
Threadneedle Asset Management Holdings Ltd.                                               England

Item 27. Number of Contract owners

         As of March 31, 2007 there were 199,095 non-qualified contract owners and 348,323 qualified contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter RiverSource Distributors Inc.

(a) RiverSource Distributors Inc. is the principal underwriter, depositor or sponsor for RiverSource Variable Annuity Account 1; RiverSource Account F; RiverSource Variable Annuity Fund A; RiverSource Variable Annuity Fund B; RiverSource Variable Account 10; RiverSource Account SBS; RiverSource MVA Account; RiverSource Account MGA; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Account for Smith Barney; RiverSource of New York Variable Annuity Account 1; RiverSource of New York Variable Annuity Account 2; RiverSource of New York Account 4; RiverSource of New York Account 7; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource of New York Account SBS; RiverSource California Tax-Exempt Trust; RiverSource Bond Series, Inc.; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Retirement Series Trust; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust, Inc.; RiverSource Strategic Allocation Series, Inc.; RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; Ameriprise Certificate Company.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Anti-Money Laundering Officer

     Gumer C. Alvero                       Director

     Patrick Bannigan                      Senior Vice President -
                                           Asset Management, Products &
                                           Marketing Group

     Timothy V. Bechtold                   Director

     Patrick H. Carey                      Vice President - Fund Relationship

     Paul J. Dolan                         Chief Operating Officer,
                                           Chief Administrative Officer

     Jeffrey P. Fox                        Chief Financial Officer

     Martin T. Griffin                     President-Outside Distribution

     Richard Laiderman                     Treasurer

     Jeffrey McGregor                      President-Inside Distribution

     Thomas R. Moore                       Secretary

     Benji Orr                             Deputy Anti-Money Laundering
                                           Officer

     Scott R. Plummer                      Chief Counsel

     Julie A. Ruether                      Chief Compliance Officer

     Mark E. Schwarzmann                   Director, President and
                                           Chief Executive Officer

     William F. Truscott                   Director and Vice President

     Andrew Washburn                       Vice President

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

(c) IDS Life Insurance Company, the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

         NAME OF                 NET UNDERWRITING
         PRINCIPAL                DISCOUNTS AND     COMPENSATION ON       BROKERAGE
         UNDERWRITER               COMMISSIONS         REDEMPTION        COMMISSIONS      COMPENSATION
         -----------               -----------         ----------        -----------      ------------
         IDS Life Insurance        $290,026,122           None               None              None
         Company

Item 30. Location of Accounts and Records

         RiverSource Life Insurance Company
         70100 Ameriprise Financial Center
         Minneapolis, MN 55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
         1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 17th day of May, 2007.

                                    RIVERSOURCE VARIABLE ACCOUNT 10
                                    ---------------------------------------
                                                 (Registrant)

                                    By RiverSource Life Insurance Company
                                    ---------------------------------------
                                                   (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ----------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 17th day of May, 2007.

/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  Brian J. McGrane*                        Director, Executive
------------------------------------          Vice President and
     Brian J. McGrane                         Chief Financial Officer

/s/  Kevin E. Palmer*                         Director, Vice President and
-----------------------------------           Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart*                        Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney dated Jan. 2, 2007 filed electronically as Exhibit 13. to Registrant's Post-Effective
     Amendment No. 42 to Registration Statement No. 333-79311, by:

/s/  Rodney J. Vessels
-----------------------
     Rodney J. Vessels
     Assistant General Counsel

      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 43 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectus for:

        RiverSource Retirement Advisor 4 Advantage Variable Annuity RiverSource Retirement Advisor 4 Select Variable Annuity
        RiverSource Retirement Advisor 4 Access Variable Annuity

Part B.

        Statement of Additional Information

Part C.

     Other Information.

     The signatures.